SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin California Tax-Free Trust's semiannual report, which covers the period ended December 31, 2001. During the six months under review, the U.S. economy's slowdown worsened as gross domestic product
(GDP) contracted at a 1.3% annualized rate during the third quarter of 2001 before rebounding an estimated annualized 0.2% in the fourth quarter. By November, the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001. This closed the door on the nation's longest expansion in its economic history. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with employment opportunities, industrial production and consumer and business spending falling substantially. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system, and the ensuing war clearly deepened the contraction.

The Federal Reserve Board (the Fed) took bold and appropriate steps to provide substantial liquidity and stimulus before and after September 11, preventing further undesirable financial consequences for the global banking system, the securities industry and consumer and corporate borrowers alike. The Fed's aggressive expansionary monetary policy


CONTENTS

Shareholder Letter .........................................................   1

Special Feature: Making Sense of Dividends .................................   9

Fund Reports

   Franklin California Insured Tax-Free Income Fund ........................  15

   Franklin California Intermediate-Term Tax-Free Income Fund ..............  22

   Franklin California Tax-Exempt Money Fund ...............................  27

Municipal Bond Ratings .....................................................  29

Financial Highlights & Statements of Investments ...........................  32

Financial Statements .......................................................  60

Notes to Financial Statements ..............................................  65

FUND CATEGORY
[PYRAMID GRAPHIC]

"The fixed income marketplace, including municipal bonds, performed well. ..."


helped to offset some of the economic weakness and encouraged consumer spending, a key component of GDP. Five interest rate reductions during the reporting period lowered the federal funds target rate from 3.75% at the beginning of the reporting period to 1.75% by December 31, 2001 -- a level not seen since 1961. Furthermore, inflation and energy costs also fell during the reporting period to levels substantially lower than they were a decade ago, adding scope to the Fed's monetary stimulus.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Investors' risk aversion increased, and by the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the quarter that included the crash of 1987. The major equity indexes did, however, stage a significant rebound in the fourth quarter as indications of a potential recovery in the overall economy combined with lower interest rates to offer investors some optimism. The fixed income marketplace, including municipal bonds, performed well, aided primarily by falling interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries were able to beat the Standard & Poor's 500 Composite Index (S&P 500(R)) for a second straight year in 2001, which has not happened since 1982.(1)

The bond market's progress during the reporting period was not a steady rise, however. Favorable military developments in Afghanistan, specific details about the recession and the possibility for gradual economic recovery came into focus during


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

October and November, allowing equity markets to stage a tempered comeback. This caused yields to spike as optimistic investors sold bonds on some analysts' expectations for economic recovery as early as first quarter 2002 and an end to the Fed's unprecedented monetary easing cycle. Overall, the 30-year Treasury bond's yield fell from 5.75% at the beginning of the period to 5.48% on December 31, 2001. At the same time, the 10-year Treasury note's yield also dropped, from 5.42% to 5.07%, and the 2-year Treasury bill's yield declined from 4.25% to 3.07%. Short-term interest rates fell more substantially than long-term rates due to the Fed's actions and investors' economic worries.

The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, showed volatility before closing the year relatively flat, yielding 5.38% at the beginning of the period and 5.44% on December 31, 2001.(2) On October 31, the Fed's announcement to discontinue new issuance of 30-year debt exacerbated the already disconnected relationship between the long municipal market and the Treasury market, which resulted from the Fed's early-2000 introduction of its 30-year Treasury bond buyback program. Following the Halloween announcement, the 30-year Treasury bond's price rose more than five points, its largest one-day point gain since the bond began trading on a regular basis; the 10-year Treasury note gained nearly one full point in response, while municipals increased marginally. Municipal bonds did, however, benefit from robust retail and institutional demand, and held up well despite widening Treasury yield spreads and a


2. Source: Lehman Brothers; The Bond Buyer, 1/2/02. The unmanaged Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

"States with broad-based and diversified economies will be best positioned to withstand recessionary pressures that will continue ... and ... impact 2003 budget discussions."


significant increase in new issuance supply. At the end of the reporting period, municipal bonds continued to offer attractive tax-equivalent yields over comparable taxable investments.

Looking forward, the severity and duration of the national recession will be the key determinants of how state and municipal bond credit quality will fare over the short term. States with broad-based and diversified economies will be best positioned to withstand recessionary pressures that will continue through fiscal year 2002 and that will impact 2003 budget discussions. However, economic diversity alone will not sustain a state's credit quality. The magnitude of revenue shortfalls means that financial reserves and stringent budgetary mechanisms to quickly cut expenditures will also be critical factors in credit stability within states and their underlying municipal bonds. States that have already tapped reserves or used major non-recurring revenue items to balance their budgets will be at greater risk of credit deterioration if the economy continues to perform weakly. Still, we view the municipal bond market favorably over the long term. Most state and local government finances were very strong through early 2001, allowing greater financial flexibility and cushion to face challenging times.

CALIFORNIA UPDATE

During the six months under review, California's economy was hit harder than the rest of the country's, resulting in large-scale layoffs, especially in the technology sector, and increased financial adversity posed by the lingering effects of its power crisis. Fortunately, moderate weather, conservation, falling natural gas prices and stable long-term energy contracts helped the state avoid widespread blackouts over the summer. With the recession came mixed employment trends in the state's major industry sectors, with declines in construction, manufacturing, services and transportation offset only slightly by gains provided by the government sector's expansion in public school employment. As was the trend nationwide, California's overall unemployment rate rose to 6.0% in December 2001, higher than the national average of 5.8%.(3) California's net job growth is expected to continue, although at a much slower rate than before.

Early in 2001, the state government needed to purchase electricity at fluctuating short-term and spot wholesale prices to alleviate the energy crisis, and by August 2001 state general fund cash advances for wholesale power purchases totaled approximately $6 billion. The state intends to issue $12.5 billion in revenue bonds to replenish the depleted general funds.(4) These bonds will not be obligations of the state and will be repaid from future energy rate increases. Also, sales of these power bonds, which may be issued in early 2002, are likely to play a key part in the outlook for the Golden State's future general obligation (GO) debt rating.

In consideration of recent outlays for energy, weak stock market performance -- particularly in relation to Silicon Valley and other California technology centers -- and a contracting national economy's potential effects on the state, the fiscal year 2002 budget proposal reduces tax revenue estimates by roughly $5.4 billion, including a $2.7 billion downward revision in personal income tax.(5) The drop in income from these sources will also temper growth in sales tax collections for the upcoming year as economic malaise spreads just as new tax reductions take effect.


3. Source: Bureau of Labor Statistics, 1/22/02.

4. Source: Standard & Poor's, RatingsDirect, Fiscal 2002 Arrives with U.S. State Budgets Under Pressure (California), 8/16/01.

5. Source: Moody's Investors Service, 7/8/01.

"Although California had some considerable financial problems in 2001 ... we believe it also has the resources to solve them. ..."


California's debt levels rose during 2001 with net tax-supported debt totaling $820 per capita.(6) Accelerated debt issuance during the past few years, aimed primarily at improving education, has edged the state's historically low debt levels upward. Even with anticipated increased bond issuance, the state's debt levels should remain moderate in relation to the size of its budget.

In November, Moody's(R), an independent credit rating agency, lowered California's GO bonds' credit rating for the second time in 2001. The most recent downgrade, to A1 from Aa3, reflected a negative outlook based upon the state's worsening economy and budgetary snags stemming from a structural deficit built into the fiscal year 2002 financial plan, as well as the government's stalling and serious policy disagreements surrounding the aforementioned proposed power revenue bond sales.(7) The negative outlook also perceives a large structural budget gap projected to reach 10% of revenues in fiscal year 2003. Addressing California's new concerns, Governor Gray Davis asked selected state agencies to prepare plans for 15% budget cutbacks next year. It is important to note that California bonds, even with recent credit rating adjustments and a negative outlook, continue to be rated investment grade with above-average credit quality.

Although California had some considerable financial problems in 2001, and is displaying new areas of uncertainty, we believe it also has the resources to solve them after the current period of weakness has run its course. The state's baseline economic growth prospects remain very strong. Improved business diversity, a vibrant export sector and a concentration of high-growth,


6. Source: Standard & Poor's, RatingsDirect, 10/30/01.

7. Source: Moody's Investors Service, 11/20/01. This does not indicate Moody's rating of the Fund.

knowledge-based industries are all factors contributing to California's economic potential. The state's historically high cash balances and budget reserves all contribute to the expectation that it could outperform the nation in the coming months. Several factors, however, stand to challenge California's credit strength: a relatively inflexible budget structure, potentially volatile revenue structure during periods of economic weakening, the lack of a formal mid-year spending adjustment mechanism and the negative impact a stock market correction could have on capital gains tax collection. California's power crisis, combined with weakening economies around the world, in particular with trading partner Japan, impacted the state's economy more than the rest of the world's. However, a decade of expansion and growth, combined with planned long-term energy financing, should enable the state to maintain its investment-grade credit outlook.

The stock market declines of 2001 led to a sharp drop in individual net worth, providing investors a harsh lesson in the benefits of diversification. Those who were overweighted in stocks over the past few years rediscovered the need for a more balanced approach to investing, including high-quality fixed income instruments as an important portfolio component in providing consistent, stable and attractive after-tax returns. We expect demand for municipal bonds to continue to be strong throughout the next reporting period as investors seek to broaden their asset allocations. Perhaps most importantly, we believe municipal bonds will remain desirable due to the tax efficiencies they offer. Depending on an investor's federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.


WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary of each Fund's report.


* For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS

You will receive the Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current shareholder reports on our website.
--------------------------------------------------------------------------------

Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive their total return performance. We believe our professionally managed portfolios can provide investors with high credit quality and valuable tax-free income for the long term. We encourage you to discuss your financial goals with an investment professional who can address concerns about volatility, help you diversify your investments and keep you focused on the long term. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin California Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department

Q&A


SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.


--------------------------------------------------------------------------------
             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

    As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

    Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

    Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.


* Alternative minimum taxes may apply.


                       NOT PART OF THE SHAREHOLDER REPORT

Q.  WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

    Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw in 2000. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as we saw in 2001.

    Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained on the next page.


                       NOT PART OF THE SHAREHOLDER REPORT

Q.  WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

    Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.


                       NOT PART OF THE SHAREHOLDER REPORT

Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments recently.

As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5 3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


                  [MONTHLY YIELDS OF BOND BUYER 40 LINE GRAPH]

          Date                                              Bond Buyer 40 Yields
--------------------------------------------------------------------------------
         Jan 85                                                           10.35%
         Feb 85                                                           10.20%
         Mar 85                                                           10.01%
         Apr 85                                                            9.50%
         May 85                                                            9.43%
         Jun 85                                                            9.40%
         Jul 85                                                            9.45%
         Aug 85                                                            9.80%
         Sep 85                                                            9.49%
         Oct 85                                                            9.24%
         Nov 85                                                            8.92%
         Dec 85                                                            8.48%
         Jan 86                                                            8.04%
         Feb 86                                                            7.82%
         Mar 86                                                            7.92%
         Apr 86                                                            8.14%
         May 86                                                            7.90%
         Jun 86                                                            7.96%
         Jul 86                                                            7.88%
         Aug 86                                                            7.41%
         Sep 86                                                            7.56%
         Oct 86                                                            7.36%
         Nov 86                                                            7.19%
         Dec 86                                                            7.18%
         Jan 87                                                            7.11%
         Feb 87                                                            7.05%
         Mar 87                                                            7.18%
         Apr 87                                                            8.10%
         May 87                                                            8.29%
         Jun 87                                                            8.19%
         Jul 87                                                            8.17%
         Aug 87                                                            8.16%
         Sep 87                                                            8.87%
         Oct 87                                                            8.72%
         Nov 87                                                            8.62%
         Dec 87                                                            8.40%
         Jan 88                                                            7.97%
         Feb 88                                                            7.85%
         Mar 88                                                            8.17%
         Apr 88                                                            8.17%
         May 88                                                            8.20%
         Jun 88                                                            8.04%
         Jul 88                                                            8.05%
         Aug 88                                                            8.11%
         Sep 88                                                            7.89%
         Oct 88                                                            7.73%
         Nov 88                                                            7.90%
         Dec 88                                                            7.74%
         Jan 89                                                            7.66%
         Feb 89                                                            7.73%
         Mar 89                                                            7.79%
         Apr 89                                                            7.58%
         May 89                                                            7.46%
         Jun 89                                                            7.29%
         Jul 89                                                            7.16%
         Aug 89                                                            7.36%
         Sep 89                                                            7.47%
         Oct 89                                                            7.38%
         Nov 89                                                            7.24%
         Dec 89                                                            7.25%
         Jan 90                                                            7.45%
         Feb 90                                                            7.40%
         Mar 90                                                            7.52%
         Apr 90                                                            7.74%
         May 90                                                            7.53%
         Jun 90                                                            7.50%
         Jul 90                                                            7.35%
         Aug 90                                                            7.64%
         Sep 90                                                            7.79%
         Oct 90                                                            7.71%
         Nov 90                                                            7.47%
         Dec 90                                                            7.47%
         Jan 91                                                            7.39%
         Feb 91                                                            7.36%
         Mar 91                                                            7.34%
         Apr 91                                                            7.26%
         May 91                                                            7.21%
         Jun 91                                                            7.21%
         Jul 91                                                            7.11%
         Aug 91                                                            6.97%
         Sep 91                                                            6.89%
         Oct 91                                                            6.85%
         Nov 91                                                            6.90%
         Dec 91                                                            6.66%
         Jan 92                                                            6.72%
         Feb 92                                                            6.76%
         Mar 92                                                            6.76%
         Apr 92                                                            6.74%
         May 92                                                            6.63%
         Jun 92                                                            6.49%
         Jul 92                                                            6.19%
         Aug 92                                                            6.35%
         Sep 92                                                            6.39%
         Oct 92                                                            6.68%
         Nov 92                                                            6.42%
         Dec 92                                                            6.39%
         Jan 93                                                            6.31%
         Feb 93                                                            6.01%
         Mar 93                                                            6.04%
         Apr 93                                                            5.96%
         May 93                                                            5.89%
         Jun 93                                                            5.76%
         Jul 93                                                            5.78%
         Aug 93                                                            5.60%
         Sep 93                                                            5.47%
         Oct 93                                                            5.48%
         Nov 93                                                            5.65%
         Dec 93                                                            5.52%
         Jan 94                                                            5.45%
         Feb 94                                                            5.77%
         Mar 94                                                            6.36%
         Apr 94                                                            6.37%
         May 94                                                            6.40%
         Jun 94                                                            6.47%
         Jul 94                                                            6.33%
         Aug 94                                                            6.36%
         Sep 94                                                            6.58%
         Oct 94                                                            6.85%
         Nov 94                                                            7.16%
         Dec 94                                                            6.92%
         Jan 95                                                            6.66%
         Feb 95                                                            6.42%
         Mar 95                                                            6.37%
         Apr 95                                                            6.35%
         May 95                                                            6.10%
         Jun 95                                                            6.28%
         Jul 95                                                            6.19%
         Aug 95                                                            6.11%
         Sep 95                                                            6.07%
         Oct 95                                                            5.91%
         Nov 95                                                            5.74%
         Dec 95                                                            5.56%
         Jan 96                                                            5.57%
         Feb 96                                                            5.71%
         Mar 96                                                            5.96%
         Apr 96                                                            6.05%
         May 96                                                            6.09%
         Jun 96                                                            6.01%
         Jul 96                                                            5.98%
         Aug 96                                                            6.02%
         Sep 96                                                            5.89%
         Oct 96                                                            5.83%
         Nov 96                                                            5.66%
         Dec 96                                                            5.72%
         Jan 97                                                            5.82%
         Feb 97                                                            5.76%
         Mar 97                                                            5.95%
         Apr 97                                                            5.89%
         May 97                                                            5.74%
         Jun 97                                                            5.69%
         Jul 97                                                            5.40%
         Aug 97                                                            5.55%
         Sep 97                                                            5.47%
         Oct 97                                                            5.40%
         Nov 97                                                            5.36%
         Dec 97                                                            5.25%
         Jan 98                                                            5.19%
         Feb 98                                                            5.24%
         Mar 98                                                            5.27%
         Apr 98                                                            5.39%
         May 98                                                            5.22%
         Jun 98                                                            5.22%
         Jul 98                                                            5.26%
         Aug 98                                                            5.11%
         Sep 98                                                            4.99%
         Oct 98                                                            5.13%
         Nov 98                                                            5.10%
         Dec 98                                                            5.16%
         Jan 99                                                            5.09%
         Feb 99                                                            5.17%
         Mar 99                                                            5.23%
         Apr 99                                                            5.28%
         May 99                                                            5.37%
         Jun 99                                                            5.55%
         Jul 99                                                            5.59%
         Aug 99                                                            5.78%
         Sep 99                                                            5.89%
         Oct 99                                                            6.08%
         Nov 99                                                            6.11%
         Dec 99                                                            6.22%
         Jan 00                                                            6.31%
         Feb 00                                                            6.17%
         Mar 00                                                            5.97%
         Apr 00                                                            6.00%
         May 00                                                            6.13%
         Jun 00                                                            5.91%
         Jul 00                                                            5.79%
         Aug 00                                                            5.72%
         Sep 00                                                            5.82%
         Oct 00                                                            5.74%
         Nov 00                                                            5.72%
         Dec 00                                                            5.47%
         Jan 01                                                            5.44%
         Feb 01                                                            5.40%
         Mar 01                                                            5.30%
         Apr 01                                                            5.49%
         May 01                                                            5.42%
        June 01                                                            5.38%
         Jul 01                                                            5.25%
         Aug 01                                                            5.12%
         Sep-01                                                            5.22%
         Oct-01                                                            5.20%
         Nov-01                                                            5.30%
         Dec-01                                                            5.44%

Source: S&P Micropal (Bond Buyer 40, as of 12/31/01).

One cannot invest in an index; indexes are unmanaged.


                       NOT PART OF THE SHAREHOLDER REPORT

Q.  WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

    While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

    In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.

                                                       [FRANKLIN TEMPLETON LOGO]
                                                             DIVQ INS 02/02


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured California municipal securities.(1,2)
--------------------------------------------------------------------------------

California's general obligation (GO) bonds experienced significant credit quality weakening in the municipal bond market during the six-month reporting period. Nonetheless, generally declining interest rates benefited the state's municipal bond prices during the six months under review, as bond values rise when interest rates fall. Also, investment grade general municipal debt within the state was trading at higher prices relative to comparable quality national municipal bonds, unlike GOs. As a result, Franklin California Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.17 on June 30, 2001, to $12.25 on December 31, 2001.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 35.

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
12/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  15.6%

Tax-Supported                                                              14.9%

Subject to Government Appropriations                                       14.1%

Transportation                                                             13.6%

General Obligation                                                         12.5%

Hospital & Health Care                                                     10.6%

Prerefunded                                                                 8.0%

Higher Education                                                            5.6%

Housing                                                                     2.0%

Other Revenue                                                               3.1%

During the reporting period, the Fund experienced net inflows as well as calls on higher coupon bonds by issuers who took advantage of declining interest rates to refinance their debt. The resulting proceeds were invested in the recent, lower interest rate environment. Due to these circumstances, we reduced the Fund's monthly dividend distributions in September and December, as shown in the table on page 17.

As mentioned earlier, the slowing and uncertainty of California's economy caused major credit rating agencies to reduce the state's credit rating to a lower investment-grade level. The downgrade of the state's GO debt, coupled with the uncertainty created in the fallout from its energy crisis, caused some municipal bond investors to react with some panic selling and created opportunities we have not seen since the last recession more than eight years ago. California GO debt generally traded at prices lower than those of comparable national GO bonds during the reporting period. Keeping in mind that California has the world's sixth-largest economy -- right behind France and just ahead of Italy -- we sought to take advantage of this situation and purchased California state GO bonds at levels that represented significant value relative to their historical prices.

As another part of our strategy to improve the portfolio's structure, we sold high coupon prerefunded bonds at large premiums and used the proceeds to purchase current coupon bonds during those times in the reporting period when interest rates trended upward. At the same time, we also sold high cost (lower booked yield) bonds and booked a loss, which can be carried forward to offset future gains, potentially lowering shareholders' future capital gains tax liabilities. In turn, the proceeds from

DIVIDEND DISTRIBUTIONS*
Franklin California Insured Tax-Free Income Fund
7/1/01 - 12/31/01

                                             DIVIDEND PER SHARE
                             ---------------------------------------------------
MONTH                          CLASS A             CLASS B             CLASS C
--------------------------------------------------------------------------------
July                          5.02 cents          4.46 cents          4.45 cents

August                        5.02 cents          4.46 cents          4.45 cents

September                     4.97 cents          4.41 cents          4.40 cents

October                       4.97 cents          4.41 cents          4.40 cents

November                      4.97 cents          4.41 cents          4.40 cents

December                      4.82 cents          4.21 cents          4.20 cents
--------------------------------------------------------------------------------
TOTAL                        29.77 CENTS         26.36 CENTS         26.30 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


these sales were used to buy lower cost (higher booked yield) bonds. Among the bonds we sold during the reporting period were Huntington Beach Public Financial Authority and Glendale Unified School District bonds. Purchases for the Fund included Los Angeles Unified School District, Long Beach University School District, Campbell Unified District, East Bay Municipal Utility District and Kern Community College District bonds.

Municipal bond issuance volume was approximately $286.3 billion in 2001, 43% higher than total issuance in 2000 and the third-highest yearly amount sold in the municipal bond market's history.(3) Due to the recession, multi-year lows in interest rates and the tragic events of September 11, municipalities began issuing more debt -- some for new initiatives, but most


3. Source: The Bond Buyer, 1/15/02.

of which was merely refinancing of higher-cost outstanding debt -- to support new infrastructure needs, primarily during 2001's fourth quarter. This increased municipal supply, along with uncertainty in the global markets and the Federal Reserve Board's aggressive monetary stimulus, made the fixed income markets unusually volatile in recent months. We saw interest rates move close to the historical lows of 1998, only to watch them spike upward again. Given the large amount of insured bonds in the municipal bond market, at approximately 46% of the whole at year-end according to The Bond Buyer, and the relatively small difference in yields between insured and uninsured credits, we concentrated on buying higher-grade, essential purpose issues.

Historically, municipal bonds as an asset class are second only to stocks in after-tax returns, and have the added benefit of lower volatility.(4) At the end of the reporting period, municipal bonds offered attractive yields and a significant tax advantage over a comparable taxable investment.(1) The Performance Summary beginning on page 20 shows that on December 31, 2001, the Fund's Class A shares' distribution rate was 4.52%, based on an annualization of the current 4.82 cent ($0.0482) per share dividend and the maximum offering price of $12.79 on December 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 44.31% would need to


4. Sources: Standard & Poor's Micropal; Lehman Brothers.

earn 8.12% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking ahead, robust retail and institutional demand for California's general municipal debt, combined with a slowing economy, could prove advantageous for Franklin California Insured Tax-Free Income Fund. Additionally, we believe the Fund should continue to provide superior after-tax returns as we leverage our position in the market to focus on high quality investments in our attempt to provide stability and long-term capital preservation. We encourage investors to maintain a long-term investment perspective while we continue to focus on our conservative, buy-and-hold investment strategy.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA
INSURED TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 12/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE      12/31/01      6/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.08       $12.25       $12.17
DISTRIBUTIONS (7/1/01 - 12/31/01)
Dividend Income                              $0.2977

CLASS B                                       CHANGE      12/31/01      6/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.09       $12.30        $12.21
DISTRIBUTIONS (7/1/01 - 12/31/01)
Dividend Income                              $0.2636

CLASS C                                       CHANGE      12/31/01      6/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.08       $12.34        $12.26
DISTRIBUTIONS (7/1/01 - 12/31/01)
Dividend Income                              $0.2630


Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                     6-MONTH   1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +3.13%   +4.67%   +30.83%   +84.48%
Average Annual Total Return(2)               -1.25%   +0.19%    +4.62%    +5.86%

Distribution Rate(3)                                                       4.52%
Taxable Equivalent Distribution Rate(4)                                    8.12%
30-Day Standardized Yield(5)                                               3.74%
Taxable Equivalent Yield(4)                                                6.72%

                                                                       INCEPTION
CLASS B                                             6-MONTH   1-YEAR    (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                           +2.91%   +4.24%     +17.87%
Average Annual Total Return(2)                       -1.09%   +0.25%      +7.01%

Distribution Rate(3)                                                       4.11%
Taxable Equivalent Distribution Rate(4)                                    7.38%
30-Day Standardized Yield(5)                                               3.36%
Taxable Equivalent Yield(4)                                                6.03%

                                                                       INCEPTION
CLASS C                                   6-MONTH   1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +2.81%   +4.13%   +27.31%     +43.18%
Average Annual Total Return(2)             +0.83%   +2.14%    +4.74%      +5.37%

Distribution Rate(3)                                                       4.04%
Taxable Equivalent Distribution Rate(4)                                    7.25%
30-Day Standardized Yield(5)                                               3.31%
Taxable Equivalent Yield(4)                                                5.94%


PERFORMANCE SUMMARY (CONT.)

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 12/31/01.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and California state personal income tax bracket of 44.31%, based on the federal income tax rate of 38.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
12/31/01

[PIE CHART]

AAA                                      36.2%
AA                                       10.1%
A                                        22.7%
BBB                                      30.8%
Below Investment Grade                    0.2%

*Quality breakdowns may include internal ratings for bonds not rated by an independent rating agency.


FRANKLIN CALIFORNIA
INTERMEDIATE-TERM TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital. The Fund invests primarily in a portfolio of California municipal securities with an average weighted maturity (the time at which the debt must be repaid) between 3 and 10 years.(1)
--------------------------------------------------------------------------------

California's economy decelerated along with the nation's during the six-month reporting period. This prompted the Federal Reserve Board (the Fed) to continue its aggressive wave of federal funds target rate reductions, lowering it to 1.75% by December 31, 2001.

California general obligation (GO) bonds experienced significant credit quality weakening in the municipal bond market. Apart from California GO bonds, the state's investment grade general municipal debt generally traded at higher prices relative to comparable national municipal bonds. This trend, along with generally declining interest rates, benefited many of the state's municipal bonds' prices during most of the six months under review, as bond values rise when interest rates fall. However, the equity markets rallied near period-end, contributing to a drop in bond prices during December. Franklin California


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 47.

Intermediate-Term Tax-Free Income Fund's Class A share price, as measured by net asset value, fell slightly from $11.25 on June 30, 2001, to $11.22 on December 31, 2001.

California's recent credit rating downgrades overlapped with lingering uncertainty from its energy crisis to create volatility within the state's municipal bond market, especially among GO bonds. Fortunately, Franklin California Intermediate-Term Tax-Free Income Fund had no exposure to the investor-owned utilities that suffered a severe liquidity crisis in the energy-related difficulties of 2001. Also, a majority of the Fund's exposure to California GO bonds was limited to the 2005 maturity range. The nature of these positions' intermediate maturity helped insulate them from volatility.

Instability within the California municipal bond market, which caused California GO debt to trade at prices lower than those of national GO bonds, created buying opportunities not seen since the state's last recession more than eight years ago. Initial downgrades from the major credit rating agencies created insecurity among the entire California municipal bond market, and municipal bond investors' initial reactions resulted in some panic selling. Keeping in mind that California has the world's sixth-largest economy -- right behind France and just ahead of Italy -- we sought to take advantage of this situation and purchased California state GO bonds at levels that represented significant value relative to their historical prices. Purchases during the reporting period included California Department of Water - Central Valley Project, Santa Clara County Financing Authority, University of California, San Francisco Redevelopment Authority, Fresno Joint Powers Financing Authority Local Agency and Central Joint Powers Health Financing Authority - Community Hospital of Central California revenue bonds. We made no bond sales during the reporting period.

PORTFOLIO BREAKDOWN
Franklin California
Intermediate-Term
Tax-Free Income Fund
12/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Tax-Supported                                                              24.8%

Subject to Government Appropriations                                       17.6%

Utilities                                                                  14.8%

Hospital & Health Care                                                     13.4%

General Obligation                                                          9.7%

Other Revenue                                                               5.5%

Prerefunded                                                                 4.4%

Higher Education                                                            3.5%

Housing                                                                     3.4%

Transportation                                                              2.9%


Even as declining interest rates contributed to the Fund's performance during most of the reporting period, the lower reinvestment rates we experienced led to a slight decline in the portfolio's earned income. The Fund had considerable net inflows, as well as called and maturing higher coupon bonds. The resulting proceeds were invested in the current, lower interest rate environment, forcing a decrease in the Fund's monthly dividend in December, as shown in the table on page 25.

Municipal bond issuance volume was approximately $286.3 billion in 2001, 43% higher than total issuance in 2000 and the third-highest yearly amount sold in the municipal bond market's history.(2) Due to the recession and tragic events of September 11, municipalities began issuing more debt to support new infrastructure needs, mostly during 2001's fourth quarter. This marked increase in debt issuance was due almost exclusively to a wave of refunding. According to The Bond Buyer, the rate of municipal debt refunding rose about 217% in 2001 because interest rates were at multi-year lows, allowing municipalities to effectively refinance their high-cost outstanding debt. This increased municipal supply, along with uncertainty in the global markets and the Fed's aggressive monetary stimulus, made the fixed income markets unusually volatile in recent months. We saw interest rates move close to their historical lows of 1998, only to watch them spike upward again. Given the large amount of insured bonds in the municipal bond market, comprising approximately 46% of the whole at year-end according to The Bond Buyer, and the relatively small difference in yields between insured and uninsured credits, we concentrated on buying higher-grade, essential purpose issues.


2. Source: The Bond Buyer, 1/15/02.

Historically, municipal bonds as an asset class are second only to stocks in after-tax returns, and have the added benefit of lower volatility.(3) At the end of the reporting period, municipal bonds offered attractive yields and a significant tax advantage over a comparable taxable investment.(1) The Performance Summary on page 26 shows that on December 31, 2001, the Fund's Class A shares' distribution rate was 4.18%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 44.31% would need to earn 7.51% from a taxable investment to match the Fund's tax-free distribution rate.

Looking ahead, robust retail and institutional demand for California's general municipal debt, combined with a slowing economy could prove advantageous for Franklin California Intermediate-Term Tax-Free Income Fund. Additionally, we believe the Fund should continue to provide superior after-tax returns as we leverage our position in the market to focus on high-quality investments in our attempt to provide stability and long-term capital preservation. We encourage investors to maintain a long-term investment perspective while we continue to focus on our conservative, buy-and-hold, income-oriented investment strategy.


3. Sources: Standard & Poor's Micropal; Lehman Brothers.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS*
Franklin California
Intermediate-Term Tax-Free
Income Fund - Class A
7/1/01 - 12/31/01

                                                                       DIVIDEND
MONTH                                                                  PER SHARE
--------------------------------------------------------------------------------
July                                                                   4.3 cents

August                                                                 4.3 cents

September                                                              4.3 cents

October                                                                4.3 cents

November                                                               4.3 cents

December                                                               4.0 cents
--------------------------------------------------------------------------------
TOTAL                                                                 25.5 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

FRANKLIN CALIFORNIA
INTERMEDIATE-TERM
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total return would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the current 4.0 cent per share monthly dividend and the maximum offering price of $11.48 on 12/31/01.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and California state personal income tax bracket of 44.31%, based on the federal income tax rate of 38.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/01.


PERFORMANCE SUMMARY AS OF 12/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE     12/31/01     6/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.03      $11.22       $11.25

DISTRIBUTIONS (7/1/01 - 12/31/01)
Dividend Income                                  $0.255


PERFORMANCE

                                                                       INCEPTION
CLASS A                                   6-MONTH   1-YEAR    5-YEAR   (9/21/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +2.01%   +4.47%   +27.49%     +73.59%
Average Annual Total Return(2)             -0.29%   +2.10%    +4.49%      +5.87%

Distribution Rate(3)                                                       4.18%
Taxable Equivalent Distribution Rate(4)                                    7.51%
30-Day Standardized Yield(5)                                               3.30%
Taxable Equivalent Yield(4)                                                5.93%

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in California. The Fund is managed to maintain a $1.00 share price.(1)
--------------------------------------------------------------------------------

In response to deteriorating economic activity and the fallout from September 11's tragic events, the Federal Reserve Board (the Fed) continued aggressively lowering short-term interest rates to stimulate economic growth. Five interest rate reductions during the six months under review lowered the federal funds target rate from 3.75% at the beginning of the reporting period to 1.75% on December 31, 2001, its lowest level in 43 years.

It comes as no surprise that the Fed's actions had an impact on short-term interest rates and on money market portfolio yields. Reflecting the 200 basis points' decrease in the federal funds target rate over the six-month period, the Fund's seven-day effective yield declined from 2.26% on June 30, 2001, to 1.12% on December 31, 2001.


1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 56.

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND


PERFORMANCE SUMMARY
12/31/01
--------------------------------------------------------------------------------
Seven-day effective yield(1)                                               1.12%

Seven-day annualized yield                                                 1.12%

Taxable equivalent yield(2)                                                2.02%


1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 12/10/01 for the maximum combined federal and California state personal income tax bracket of 44.31%, based on the federal income tax rate of 38.6%.

Annualized and effective yields are for the seven-day period ended 12/31/01. The Fund's average weighted maturity was 43 days. Yield reflects fluctuations in interest rates on portfolio investments, as well as Fund expenses.

Past performance does not guarantee future results.


During the reporting period, the Fund participated in several attractive deals including California State Revenue Anticipation Notes, Los Angeles County Tax and Revenue Anticipation Notes, San Joaquin Hills Transit Corridor Agency Toll Road and Southern California Metropolitan Water District Variable Rate Demand Notes.

The investment strategy driving Franklin California Tax-Exempt Money Fund's management continues to emphasize high quality and liquidity. In many respects, we continued to manage the Fund more conservatively than Securities and Exchange Commission (SEC) guidelines require as we sought to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase both first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds. Instead, we purchase only plain vanilla, short-term securities from what we believe to be creditworthy institutions. Our strategy may result in lower yields than those of other money funds, but we believe the increased yield offered by such lower-rated and illiquid securities does not justify the added risk to our shareholders.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                                       CLASS A
                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 2001  ----------------------------------------------------------------
                                                    (UNAUDITED)         2001         2000         1999          1998         1997
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........  $    12.17         $    11.76   $    12.12    $    12.47   $    12.22   $    12.01
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................         .29                .61          .61           .61          .64          .66
 Net realized and unrealized gains (losses) ...         .09                .40         (.36)         (.26)         .37          .21
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............         .38               1.01          .25           .35         1.01          .87
                                                 -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.30)              (.60)        (.61)         (.63)        (.64)        (.66)
 Net realized gains ...........................          --                 --           --(d)       (.07)        (.12)          --
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................        (.30)              (.60)        (.61)         (.70)        (.76)        (.66)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................  $    12.25         $    12.17   $    11.76    $    12.12   $    12.47   $    12.22
                                                 ===================================================================================
Total return(b) ...............................        3.13%              8.73%        2.24%         2.76%        8.38%        7.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $1,726,747         $1,665,581   $1,558,857    $1,775,212   $1,717,489   $1,635,543
Ratios to average net assets:
 Expenses .....................................         .61%(c)            .61%         .60%          .60%         .60%         .60%
 Net investment income ........................        4.72%(c)           5.00%        5.24%         4.91%        5.11%        5.41%
Portfolio turnover rate .......................        8.58%             10.09%       29.40%        15.53%       21.66%       20.40%

(a) Based on average shares outstanding effective year ended June 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) The fund made a capital gain distribution of $.0016.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONT.)

                                                                           CLASS B
                                                     ----------------------------------------------------
                                                     SIX MONTHS ENDED         YEAR ENDED JUNE 30,
                                                     DECEMBER 31, 2001    -------------------------------
                                                       (UNAUDITED)           2001           2000(d)
                                                     ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........             $ 12.21            $ 11.78          $11.36
                                                     ----------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................                 .26                .54             .23
 Net realized and unrealized gains ..........                 .10                .42             .42
                                                     ----------------------------------------------------
Total from investment operations ............                 .36                .96             .65
Less distributions from net investment income                (.27)              (.53)           (.23)
                                                     ----------------------------------------------------
Net asset value, end of period ..............             $ 12.30            $ 12.21          $11.78
                                                     ====================================================
Total return(b) .............................                2.91%              8.29%           5.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........             $41,374            $20,926          $1,884
Ratios to average net assets:
 Expenses ...................................                1.16%(c)           1.16%           1.16%(c)
 Net investment income ......................                4.16%(c)           4.42%           4.82%(c)
Portfolio turnover rate .....................                8.58%             10.09%          29.40%

(a) Based on average shares outstanding.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period February 1, 2000 (effective date) to June 30, 2000.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                       CLASS C
                                                 -------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 2001   -----------------------------------------------------------
                                                    (UNAUDITED)        2001         2000         1999        1998        1997
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $ 12.26         $ 11.84      $ 12.20       $ 12.55     $ 12.29     $ 12.07
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................          .26             .54          .55           .55         .58         .59
 Net realized and unrealized gains (losses) ...          .09             .41         (.36)         (.27)        .37         .22
                                                 -------------------------------------------------------------------------------
Total from investment operations ..............          .35             .95          .19           .28         .95         .81
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.27)           (.53)        (.55)         (.56)       (.57)       (.59)
 Net realized gains ...........................           --              --           -- (d)      (.07)       (.12)         --
                                                 -------------------------------------------------------------------------------
Total distributions ...........................         (.27)           (.53)        (.55)         (.63)       (.69)       (.59)
                                                 -------------------------------------------------------------------------------
Net asset value, end of period ................      $ 12.34         $ 12.26      $ 11.84       $ 12.20     $ 12.55     $ 12.29
                                                 ===============================================================================
Total return(b) ...............................         2.81%           8.17%        1.66%         2.16%       7.80%       6.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $98,096         $79,803      $67,395       $80,336     $55,371     $34,899
Ratios to average net assets:
 Expenses .....................................         1.16%(c)        1.16%        1.16%         1.16%       1.16%       1.16%
 Net investment income ........................         4.16%(c)        4.45%        4.68%         4.35%       4.55%       4.81%
Portfolio turnover rate .......................         8.58%          10.09%       29.40%        15.53%      21.66%      20.40%

(a) Based on average shares outstanding effective year ended June 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) The fund made a capital gain distribution of $.0016.


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (UNAUDITED)

                                                                                                PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             AMOUNT                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.5%
    BONDS 94.6%
    ABAG Finance Authority for Nonprofit Corps. COP,
        Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 ............  $ 2,055,000         $   2,208,591
        Lytton Gardens Inc., California Mortgage Insured, 6.00%, 2/15/30 ....................    3,500,000             3,613,050
        Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 .......................    5,000,000             5,297,300
    ABAG Finance Authority for Nonprofit Corps. Revenue,
        Desert AIDS Project, Series A, California Mortgage Insured, 5.25%, 4/01/26 ..........    2,610,000             2,660,243
        Poway RHF Housing Inc. Project, Series A, California Mortgage Insured,
          5.375%, 11/15/25 ..................................................................    5,145,000             5,175,253
    ABAG Revenue, Tax Allocation, RDA Pool, Series A2, FSA Insured, 6.60%, 12/15/24 .........   10,775,000            11,929,003
    Alameda County Water District Revenue COP, Water Systems Project, FGIC Insured,
      Pre-Refunded, 6.00%, 6/01/20 ..........................................................    1,000,000             1,099,870
    Alameda Power and Telecommunication Electric System Revenue COP, MBIA Insured,
      5.75%, 7/01/30 ........................................................................    3,305,000             3,505,944
    Alhambra City Elementary School District GO, Series A, FSA Insured, 5.60%, 9/01/24 ......    2,065,000             2,159,701
    Alhambra COP, Police Facilities AD No. 91-1, AMBAC Insured, 6.75%, 9/01/23 ..............   10,730,000            11,017,671
    Anaheim PFAR, Local Agency, CFD, Refunding, Series A, MBIA Insured, 5.75%, 9/01/14 ......    3,790,000             4,036,577
    Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured,
      5.80%, 12/01/22 .......................................................................    1,080,000             1,173,982
    Baldwin Park California RDA, Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 .....    4,000,000             4,235,080
    Barstow RDA, Tax Allocation, Central Redevelopment Project, Series A, MBIA
      Insured, 6.25%, 9/01/22 ...............................................................    2,000,000             2,158,320
    Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 .....................    1,500,000             1,622,250
    Benicia COP, Water System Project, Refunding, AMBAC Insured, 6.125%, 11/01/17 ...........    2,995,000             3,090,361
    Brea Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 .............................    1,000,000             1,052,950
    Buellton USD, GO, Series A, MBIA Insured, Pre-Refunded, 6.375%, 7/01/17 .................    2,155,000             2,249,820
    Burbank Waste Disposal Revenue, Series B, AMBAC Insured, 6.00%, 5/01/22 .................      665,000               672,820
    Cabrillo Community College District GO, Series C, AMBAC Insured, 5.375%, 5/01/26 ........    5,400,000             5,500,278
    Calaveras County Water District Revenue COP, Water and Sewer System Improvement
      Project, Refunding, AMBAC Insured, 6.00%, 5/01/16 .....................................    3,950,000             4,225,671
    Calexico CRDA Revenue, Tax Allocation, Merged Central Business and Residential,
      Refunding, FSA Insured, 5.85%, 8/01/15 ................................................    1,795,000             1,883,942
    Calexico USD, CFD No. 1, Special Tax, Refunding, AMBAC Insured, 5.60%, 9/01/17 ..........    2,930,000             3,097,772
    California Community College Financing Authority Lease Revenue, Grossmont,
      Palomar, and Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 ..........................    3,030,000             3,036,605
    California Educational Facilities Authority Revenue,
        Pomona College, Series B, 5.50%, 7/01/29 ............................................    4,455,000             4,663,316
        Pooled Facilities Program, MBIA Insured, 7.00%, 3/01/16 .............................      330,000               332,402
        Santa Clara University, MBIA Insured, Pre-Refunded, 5.75%, 9/01/21 ..................    2,575,000             2,906,171
        Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...........................   24,705,000            24,726,493
        Stanford University, Series N, 5.25%, 12/01/26 ......................................    6,450,000             6,565,520
        Stanford University, Series N, 5.35%, 6/01/27 .......................................   21,250,000            21,679,038
        Stanford University, Series N, 5.20%, 12/01/27 ......................................    5,500,000             5,531,405
        Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ........................    3,385,000             3,536,648
    California Health Facilities Financing Authority Revenue,
        Adventist Health Systems West, Series A, MBIA Insured, 7.00%, 3/01/13 ...............    3,000,000             3,051,240
        Adventist Health Systems West, Series B, MBIA Insured, 6.75%, 3/01/14 ...............    5,065,000             5,149,130
        Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 .........    5,000,000             5,488,950
        Catholic Healthcare West, Series A, 5.00%, 7/01/28 ..................................   25,000,000            21,266,000
        Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 ..    1,270,000             1,336,472
        Kaiser Permanente, Series A, 5.40%, 5/01/28 .........................................   15,400,000            15,060,122
        Kaiser Permanente, Series B, 5.00%, 10/01/18 ........................................    5,000,000             4,818,350

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             AMOUNT               VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    California Health Facilities Financing Authority Revenue, (cont.)
        Kaiser Permanente, Series B, 5.00%, 10/01/20 ........................................  $ 4,000,000         $   3,772,040
        Marshall Hospital, Series A, California Mortgage Insured, 5.30%, 11/01/28 ...........    3,325,000             3,301,193
        Northern California Presbyterian, 5.40%, 7/01/28 ....................................    5,000,000             4,876,200
        Orange County Health Facility, Series A, California Mortgage Insured,
          6.20%, 11/01/24 ...................................................................    3,435,000             3,723,197
        San Diego Hospital Association, Refunding, Series A, MBIA Insured, 6.20%, 8/01/20 ...    4,850,000             5,039,587
        San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 8/01/12 ..............    2,425,000             2,522,946
        Scripps Memorial Hospital, Series A, MBIA Insured, 6.40%, 10/01/12 ..................    3,500,000             3,668,770
        Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/19 ...............................    1,700,000             1,686,145
        Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/38 ...............................    4,000,000             3,831,600
        The Help Group, CHFCLP Insured, 5.40%, 8/01/22 ......................................    5,000,000             5,058,600
        True to Life A, California Mortgage Insured, 5.625%, 9/01/25 ........................    1,250,000             1,283,063
    California HFAR,
        Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 ...............................    5,250,000             5,370,750
        Series B, MBIA Insured, 6.80%, 8/01/11 ..............................................    1,815,000             1,858,723
        Series K, AMBAC Insured, 6.25%, 8/01/27 .............................................    1,985,000             2,028,809
    California PCFA, PCR, Southern California Edison Co., Series C, MBIA Insured,
      5.55%, 9/01/31 ........................................................................    4,800,000             4,903,968
    California Public School District Financing Authority Lease Revenue, Southern Kern USD,
        Refunding, Series B, FSA Insured, 5.90%, 9/01/26 ....................................      235,000               253,936
        Series B, FSA Insured, ETM, 5.90%, 9/01/26 ..........................................    1,615,000             1,784,882
    California State Department Water Resources Central Valley Project Revenue,
      Water System, Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 .....................    1,000,000             1,024,560
    California State Department Water Resources Water Revenue, Series W, FSA
      Insured, 5.125%, 12/01/29 .............................................................    5,000,000             4,974,000
    California State GO,
        5.00%, 10/01/27 .....................................................................   30,790,000            29,623,367
        AMBAC Insured, 6.30%, 9/01/06 .......................................................    9,000,000            10,061,730
        FGIC Insured, Pre-Refunded, 6.00%, 5/01/20 ..........................................    2,990,000             3,291,332
        FSA Insured, 5.50%, 9/01/29 .........................................................   34,500,000            35,380,785
        MBIA Insured, 6.00%, 8/01/16 ........................................................      210,000               227,850
        MBIA Insured, 6.00%, 10/01/21 .......................................................       65,000                68,019
        MBIA Insured, 5.00%, 8/01/29 ........................................................   20,250,000            19,717,223
        Refunding, 5.125%, 6/01/31 ..........................................................   25,000,000            24,387,000
        Refunding, FGIC Insured, 5.375%, 6/01/26 ............................................    5,000,000             5,098,750
    California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ............    6,635,000             6,824,164
    California State Local Government Finance Authority Revenue, Marin Valley Mobile
      Country Club Park Acquisition, Senior Series A, FSA Insured, 5.80%, 10/01/20 ..........    4,275,000             4,619,351
    California State Public Works Board Lease Revenue, Department of Mental Health
      Hospital, Series A, AMBAC Insured, 5.00%,
        12/01/21 ............................................................................    4,100,000             4,033,826
        12/01/26 ............................................................................    5,675,000             5,524,953
    California State University,
        Fresno Auxiliary Residence Student Project Revenue, MBIA Insured, 6.25%, 2/01/17 ....    1,500,000             1,666,605
        Los Angeles Auxiliary Services Inc. Revenue, MBIA Insured, 5.125%, 6/01/33 ..........    3,200,000             3,182,528
    California State University and Colleges Student Union Revenue,
        Bakersfield, Series A, MBIA Insured, 6.30%, 11/01/22 ................................    1,310,000             1,372,343
        San Bernardino, Series B, MBIA Insured, 6.30%, 2/01/22 ..............................    2,375,000             2,491,803
    California State University Foundation Revenue, Monterey Bay, MBIA Insured,
      5.35%, 6/01/31 ........................................................................    2,000,000             2,027,940

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                               PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    California Statewide CDA,
        COP, 5.75%, 8/01/21 .................................................................  $ 9,585,000         $  10,197,769
        COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ...............................   12,250,000            11,884,583
        COP, FSA Insured, 5.50%, 8/15/31 ....................................................    7,000,000             7,237,160
        COP, Kaiser Permanente, 5.30%, 12/01/15 .............................................    9,700,000             9,865,773
        COP, MBIA Insured, 5.00%, 4/01/18 ...................................................    3,000,000             2,976,720
        MFR, Silver Ridge Apartments, Series H, FNMA Insured, 5.80%, 8/01/33 ................    2,785,000             2,879,801
        Water and Wastewater Revenue, Pooled Financing Program, Series B, FSA Insured,
          5.65%, 10/01/26 ...................................................................    3,420,000             3,605,672
        Water and Wastewater Revenue, Pooled Financing Program, Series B, FSA Insured,
          5.75%, 10/01/29 ...................................................................    1,465,000             1,577,834
    California Statewide CDA Revenue,
        Brentwood School, Series A, FSA Insured, 5.25%, 10/01/29 ............................    7,625,000             7,740,595
        COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 ..............    5,000,000             4,977,650
    Cambria Community Services District Revenue COP, Wastewater Treatment System
      Upgrade, MBIA Insured, Pre-Refunded, 6.90%, 11/01/24 ..................................    1,000,000             1,137,590
    Cambria Community Services District Water and Wastewater Revenue, Refunding,
      Series A, MBIA Insured, 6.00%, 5/01/15 ................................................    1,330,000             1,440,922
    Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 ...........................................    7,150,000             6,998,206
    Carpinteria Sanitary District Capital Facilities Revenue, FGIC Insured, 6.25%,
      7/01/14 ...............................................................................    2,485,000             2,631,242
    Castaic Lake Water Agency Revenue COP, Series A, MBIA Insured, 5.00%, 8/01/29 ...........    8,000,000             7,812,480
    Central Coast Water Authority Revenue, State Water Project Regional Facilities,
      AMBAC Insured, Pre-Refunded,
        6.50%, 10/01/14 .....................................................................    2,500,000             2,642,575
        6.60%, 10/01/22 .....................................................................    4,650,000             4,918,631
    Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 ............    2,790,000             2,799,709
    Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer
      System Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ..............................    2,000,000             2,149,860
    Chino COP, RDA, Water System Improvement Project, Refunding, AMBAC Insured,
      6.20%, 9/01/18 ........................................................................    3,590,000             3,814,842
    Chula Vista PFA, Local Agency Revenue, Series 1995-A, FSA Insured, 6.125%, 9/02/14 ......    3,875,000             4,296,833
    Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 .....................    3,265,000             3,196,141
    Coachella Valley Recreation and Park District 1915 Act, Reassessment District 9,
      MBIA Insured, Pre-Refunded, 6.20%, 9/02/16 ............................................    1,500,000             1,669,635
    Contra Costa Mosquito Abatement District COP, Public Improvements Project,
      Refunding, FSA Insured, 6.25%, 2/01/06 ................................................    1,280,000             1,283,699
    Coronado CDA, Tax Allocation, Community Development Project, MBIA Insured,
      5.375%, 9/01/26 .......................................................................    2,700,000             2,749,518
    Corona-Norco USD, COP, Refunding, FSA Insured, 5.125%,
        4/15/25 .............................................................................    5,355,000             5,368,280
        4/15/29 .............................................................................    3,870,000             3,849,992
    Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 .......................    5,070,000             4,950,855
    Culver City USD, GO, MBIA Insured,
        5.125%, 8/01/37 .....................................................................      650,000               641,069
        5.20%, 8/01/38 ......................................................................    3,285,000             3,279,514
    Delano USD,
        COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 .............................    1,620,000             1,643,344
        GO, Series A, FSA Insured, Pre-Refunded, 6.10%, 5/01/17 .............................    1,105,000             1,171,411
    East Bay MUD, Water System Revenue,
        Refunding, FGIC Insured, 6.00%, 6/01/20 .............................................    2,900,000             2,998,049
        Refunding, MBIA Insured, 5.00%, 6/01/26 .............................................    4,000,000             3,922,440
        sub lien, MBIA Insured, 4.75%, 6/01/28 ..............................................    3,850,000             3,602,522

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             AMOUNT                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    East Side UHSD, Santa Clara County, Series D, FGIC Insured, 5.75%, 9/01/17 ..............  $ 1,200,000         $   1,264,740
    El Dorado County Public Agency Financing Authority Revenue, FGIC Insured, 5.50%,
        2/15/16 .............................................................................    2,250,000             2,368,980
        2/15/21 .............................................................................    3,500,000             3,650,885
    El Monte Water Authority Revenue, Water System Project, AMBAC Insured,
      5.60%, 9/01/34 ........................................................................    1,800,000             1,879,182
    Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured,
      5.125%, 9/01/30 .......................................................................    3,770,000             3,750,094
    Fairfield PFAR, Municipal Park, ID No. 1, FGIC Insured, Pre-Refunded, 6.30%, 7/01/23 ....    4,750,000             4,957,243
    Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 ......    2,030,000             2,011,568
    Folsom PFAR, Refunding, AMBAC Insured, 6.00%,
        10/01/08 ............................................................................    2,000,000             2,090,300
        10/01/12 ............................................................................    1,000,000             1,044,160
        10/01/19 ............................................................................    3,400,000             3,548,852
    Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Refunding,
      Series A, MBIA Insured, 5.00%, 1/01/35 ................................................   66,735,000            64,968,525
    Franklin-McKinley School District GO, Series A, FGIC Insured, 5.00%, 8/01/26 ............    2,230,000             2,186,627
    Fresno USD, GO,
        Refunding, Series C, MBIA Insured, 5.90%, 2/01/20 ...................................    2,065,000             2,292,212
        Refunding, Series C, MBIA Insured, 5.90%, 8/01/22 ...................................    3,000,000             3,340,260
        Series B, FSA Insured, ETM, 5.875%, 8/01/20 .........................................    1,190,000             1,252,927
    Fullerton University Foundation Auxiliary Organization Revenue, Series A,
      MBIA Insured, 5.75%,
        7/01/25 .............................................................................    1,250,000             1,323,325
        7/01/30 .............................................................................    1,000,000             1,060,800
    Glendale Hospital Revenue, Adventist Health, Refunding, Series A, MBIA Insured,
      6.75%, 3/01/13 ........................................................................    1,000,000             1,016,690
    Glendale RDA, Tax Allocation, Central Glendale Redevelopment Project, Refunding,
      AMBAC Insured, 6.00%, 12/01/20 ........................................................    4,775,000             5,087,285
    Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 .................................    2,750,000             2,859,203
    Grossmont UHSD, COP, FSA Insured, 5.75%, 9/01/26 ........................................    2,250,000             2,424,645
    Gustine USD, COP, FSA Insured, 5.00%, 2/01/29 ...........................................    3,210,000             3,135,400
    Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%, 4/01/27 ..................    1,250,000             1,349,163
    Hercules COP, Capital Improvement Projects, Refunding, AMBAC Insured, 6.00%,
      6/01/15 ...............................................................................    1,000,000             1,066,940
    Huntington Beach City School District COP, MBIA Insured, 5.25%, 7/01/29 .................    1,795,000             1,813,704
    Huntington Beach PFAR, Lease-Capital Improvement, Series A, AMBAC Insured,
      5.00%, 9/01/31 ........................................................................    4,500,000             4,390,965
    Imperial Irrigation District COP, California Water Systems Project, AMBAC Insured,
      5.75%, 7/01/16 ........................................................................    5,050,000             5,420,014
    Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%,
        8/01/25 .............................................................................    3,045,000             3,633,233
        8/01/29 .............................................................................    3,075,000             3,706,605
    Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ...........................................    1,600,000             1,684,512
    Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 ............    7,800,000             7,653,672
    Kern County High School District GO, FSA Insured, ETM, 6.625%,
        8/01/14 .............................................................................    1,535,000             1,843,934
        8/01/15 .............................................................................    1,400,000             1,677,536
    Lake Arrowhead Community Services District COP,
        FGIC Insured, 6.50%, 6/01/15 ........................................................    8,785,000             9,103,017
        FGIC Insured, Pre-Refunded, 6.50%, 6/01/15 ..........................................    5,215,000             5,425,842
        Refunding, FGIC Insured, 6.125%, 6/01/05 ............................................    6,255,000             6,474,613

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                 PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Lake Elsinore USD, COP, School Facilities Project, MBIA Insured, 5.00%,
        9/01/26 ..............................................................................  $ 1,585,000         $   1,543,267
        9/01/31 ..............................................................................    1,505,000             1,457,427
    Lakewood PFA, Water Revenue, FGIC Insured, 5.70%, 4/01/16 ................................    2,485,000             2,620,706
    Lakewood RDA, Tax Allocation, Redevelopment Project No.1, Refunding, Series A,
      FSA Insured, 6.50%, 9/01/17 ............................................................    3,000,000             3,136,170
    Lancaster RDA, Tax Allocation, Lancaster Redevelopment Project No.5, Refunding,
      MBIA Insured, 6.85%, 2/01/19 ...........................................................   11,245,000            11,450,896
    Lodi COP,
        1996 Public Improvement Financing Project, MBIA Insured, 5.90%, 10/01/16 .............    3,605,000             3,933,091
        Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 ...............    8,800,000            10,046,256
    Lodi Electric System Revenue COP, Series A, MBIA Insured, 5.50%, 1/15/32 .................    4,000,000             4,128,200
    Long Beach Board Financial Authority Lease Revenue, Aquarium of the South
      Pacific, Refunding, AMBAC Insured, 5.00%,
        11/01/19 .............................................................................    4,000,000             3,990,360
        11/01/26 .............................................................................    8,350,000             8,186,507
    Long Beach Harbor Revenue,
        5.125%, 5/15/18 ......................................................................    3,625,000             3,606,911
        MBIA Insured, 5.25%, 5/15/25 .........................................................   25,000,000            25,125,750
    Long Beach USD, GO, Election 1999, Series C, MBIA Insured, 5.125%, 8/01/31 ...............   13,870,000            13,792,051
    Los Angeles COP, San Pedro Peninsula Hospital Project, Refunding, AMBAC Insured,
      ETM, 6.25%, 5/01/15 ....................................................................    5,825,000             5,948,082
    Los Angeles County Capital Assets Leasing Corp. Leasehold Revenue, Refunding,
      AMBAC Insured, 6.00%, 12/01/16 .........................................................    3,000,000             3,141,690
    Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%,
        11/01/27 .............................................................................    2,500,000             2,517,350
        11/01/33 .............................................................................    2,500,000             2,515,600
    Los Angeles County MTA, Sales Tax Revenue,
        Proposition A, First Tier, Refunding, Senior Series A, MBIA Insured, 5.25%, 7/01/27 ..   27,870,000            28,252,098
        Proposition C, Refunding, Second Series, Series A, FSA Insured, 4.75%, 7/01/28 .......    2,480,000             2,320,462
    Los Angeles Department of Water and Power Electric Plant Revenue, FGIC Insured,
      Pre-Refunded, 6.125%, 1/15/33 ..........................................................   17,215,000            18,326,400
    Los Angeles Harbor Department Revenue, Series B, MBIA Insured, 6.20%, 8/01/25 ............    2,500,000             2,725,625
    Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 ..........    1,990,000             1,984,110
    Los Angeles USD, COP, Administration Building Project, Series B, AMBAC Insured,
      5.00%, 10/01/31 ........................................................................   34,025,000            33,199,213
    Los Angeles Wastewater System Revenue,
        Series A, FGIC Insured, 5.00%, 6/01/23 ...............................................    2,400,000             2,362,704
        Series B, AMBAC Insured, 6.00%, 6/01/22 ..............................................    3,250,000             3,357,153
    Los Angeles Water and Power Revenue, Power System, Refunding, Series A, MBIA
      Insured, 5.00%, 7/01/24 ................................................................   12,000,000            11,793,120
    Lynwood PFA,
        Tax Allocation, Area A Project, Series A, FSA Insured, 5.85%, 9/01/18 ................    1,765,000             1,910,083
        Water Revenue, Water System Improvement Project, MBIA Insured, 5.85%, 6/01/22 ........      665,000               720,966
        Water Revenue, Water System Improvement Project, MBIA Insured, 5.90%, 6/01/29 ........    3,105,000             3,365,789
    Lynwood PFAR, Series A, AMBAC Insured, 5.75%, 9/01/18 ....................................    4,000,000             4,178,000
    Manteca USD, Special Tax, No. 89-2, Series C, 5.00%, 9/01/29 .............................    5,330,000             5,204,745
    Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ..............    2,680,000             2,699,108
    Menlo Park CDA, Tax Allocation, Las Pulgas Community Development Project,
      Refunding, AMBAC Insured, 5.375%, 6/01/22 ..............................................   10,000,000            10,225,000
    Mesa Construction Water District COP, Water Project, FGIC Insured, Pre-Refunded,
      6.40%, 3/15/18 .........................................................................    5,600,000             5,767,832

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                               PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Metropolitan Water District Southern California Waterworks Revenue,
        Series A, MBIA Insured, 5.50%, 7/01/25 ..............................................  $ 5,000,000         $   5,181,850
        Series A, MBIA Insured, 5.00%, 7/01/30 ..............................................    6,525,000             6,370,031
        Series C, MBIA Insured, 5.00%, 7/01/27 ..............................................    2,500,000             2,429,825
    Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ...............    1,025,000             1,113,427
    Millbrae GO, Public Library Project, MBIA Insured, 5.00%, 8/01/32 .......................    1,810,000             1,765,619
    Modesto Health Facilities Revenue, Memorial Hospital Association, Refunding,
      Series A, MBIA Insured, 6.00%, 6/01/18 ................................................    5,565,000             5,851,653
    Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
        7/01/26 .............................................................................    5,000,000             4,898,300
        7/01/31 .............................................................................    8,285,000             8,080,361
    Modesto Irrigation District Financing Authority Revenue, Domestic Water Project,
      Series C, AMBAC Insured, Pre-Refunded, 5.75%, 9/01/22 .................................    2,500,000             2,794,225
    Modesto Wastewater Treatment Facility Revenue, MBIA Insured, 5.75%, 11/01/22 ............   14,375,000            15,427,250
    Montebello Community RDA, Tax Allocation,
        Housing, Series A, FSA Insured, 5.45%, 9/01/19 ......................................    1,100,000             1,140,304
        Montebello Hills Redevelopment Project, Refunding, MBIA Insured, 5.60%, 3/01/19 .....    2,460,000             2,557,908
    Montebello COP, Capital Improvement Project, Refunding, FSA Insured,
      5.375%, 11/01/26 ......................................................................    8,715,000             8,882,764
    Morgan Hill USD, GO, FGIC Insured, 5.50%, 8/01/25 .......................................    3,840,000             3,958,003
    Mount Diablo USD, CFD No. 1, Special Tax,
        AMBAC Insured, 6.25%, 8/01/14 .......................................................      500,000               520,040
        FSA Insured, 6.00%, 8/01/24 .........................................................    1,000,000             1,074,650
        Refunding, AMBAC Insured, 5.75%, 8/01/15 ............................................    1,000,000             1,079,940
        Refunding, AMBAC Insured, 5.75%, 8/01/16 ............................................    2,270,000             2,438,661
        Refunding, AMBAC Insured, 5.375%, 8/01/19 ...........................................    7,290,000             7,467,584
    Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 ..................................    2,380,000             2,329,473
    Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ............................................    2,535,000             2,485,542
    Nevada Irrigation District Revenue COP, Cascade Bench Flume Project, MBIA
      Insured, 5.50%, 1/01/17 ...............................................................    4,600,000             4,817,120
    Norco RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
      5.625%, 3/01/30 .......................................................................    1,000,000             1,044,370
    North City West School Facilities Financing Authority Special Tax, Refunding,
      Series B, FSA Insured,
        5.75%, 9/01/15 ......................................................................    1,260,000             1,369,809
        6.00%, 9/01/19 ......................................................................    2,500,000             2,719,650
    Northern California Power Agency Multiple Capital Facilities Revenue, Series A,
      MBIA Insured,
        6.50%, 8/01/12 ......................................................................    2,840,000             2,969,135
        Pre-Refunded, 6.50%, 8/01/12 ........................................................    2,160,000             2,265,300
    Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded,
      7.50%, 7/01/23 ........................................................................    3,200,000             4,136,864
    Northern California Transmission Revenue, California/Oregon Transmission Project,
      Series A, MBIA Insured,
        6.25%, 5/01/10 ......................................................................    2,500,000             2,580,200
        6.50%, 5/01/16 ......................................................................    4,000,000             4,130,840
        6.00%, 5/01/24 ......................................................................   16,335,000            16,473,848
    Oakland Revenue, 1800 Harrison Foundation, Refunding, Series A, AMBAC Insured,
      6.00%, 1/01/29 ........................................................................   10,000,000            10,747,500
    Oceanside Community Development Commission COP, Public Parking Project,
      FSA Insured, Pre-Refunded, 7.875%, 4/01/19 ............................................    3,940,000             4,486,281
    Oceanside COP,
        Corporation Yard Project Financing, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/21 .....    4,715,000             4,966,404
        Oceanside Civic Center Project, Refunding, MBIA Insured, 5.75%, 8/01/15 .............    1,000,000             1,074,390
        Waste Reuse Association Finance Project, Series A, AMBAC Insured, Pre-Refunded,
          6.50%, 10/01/17 ...................................................................    5,000,000             5,285,150

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             AMOUNT                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Orange County COP, Juvenile Justice Center Facilities, Refunding, AMBAC Insured,
        6.375%, 6/01/11 .....................................................................  $ 4,770,000         $   4,941,100
        6.00%, 6/01/17 ......................................................................    5,000,000             5,167,750
    Oroville PFA, Tax Allocation Revenue, Oroville Redevelopment Project No. 1,
      AMBAC Insured,
        5.90%, 9/15/21 ......................................................................    1,245,000             1,338,935
        6.10%, 9/15/23 ......................................................................    2,875,000             3,121,761
    Oxnard COP, AMBAC Insured, 4.75%, 6/01/28 ...............................................    1,545,000             1,445,687
    Oxnard Financing Authority Solid Waste Revenue, AMBAC Insured, 6.00%, 5/01/16 ...........    5,000,000             5,400,650
    Oxnard UHSD, Series B, FSA Insured, ETM, 5.875%, 8/01/27 ................................    3,615,000             3,938,073
    Palm Springs Financing Authority Lease Revenue, Refunding, Convention Center
      Project, Series A, MBIA Insured, 5.00%, 11/01/25 ......................................    2,945,000             2,888,515
    Palm Springs USD, GO, Series C, MBIA Insured, 6.125%, 2/01/20 ...........................      500,000               533,225
    Paramount USD, COP, Master Lease Program, FSA Insured, 6.30%, 9/01/26 ...................    4,750,000             5,399,135
    Parlier USD, GO, Series B, AMBAC Insured, 6.00%, 6/01/16 ................................    1,130,000             1,243,305
    Pasadena USD, GO, Series B, FGIC Insured, 5.25%, 7/01/24 ................................    1,000,000             1,015,050
    Petaluma COP, Refunding, Series A, AMBAC Insured, 5.625%, 8/01/13 .......................    1,000,000             1,046,930
    Placer County COP,
        Administrative and Emergency Services, MBIA Insured, 5.65%, 6/01/24 .................    4,000,000             4,202,040
        Jail Kitchen Project, MBIA Insured, Pre-Refunded, 6.90%, 10/01/21 ...................    3,745,000             4,247,729
    Placer County Water Agency COP, FSA Insured, 5.90%, 7/01/25 .............................    2,350,000             2,508,038
    Pleasant Hill RDA, Tax Allocation, Pleasant Hill Commons Project, Refunding,
      FSA Insured, 6.90%, 7/01/21 ...........................................................    5,500,000             5,698,165
    Porterville COP,
        Sewer System and Improvement Project, Refunding, AMBAC Insured, 6.30%, 10/01/18 .....   11,010,000            11,495,101
        Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%, 10/01/23 ............    3,000,000             3,043,560
    Poway RDA, Tax Allocation,
        Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ........................    9,195,000             9,018,548
        Refunding, MBIA Insured, 5.75%, 6/15/33 .............................................   11,475,000            12,228,334
    Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project,
        Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 .....................................    2,000,000             2,029,020
        Refunding, FSA Insured, 5.25%, 9/01/20 ..............................................    2,500,000             2,552,125
    Redding Joint Powers Financing Authority Lease Revenue, Civic Center Project,
      Series A, MBIA Insured,
        5.75%, 3/01/19 ......................................................................    3,090,000             3,294,805
        5.25%, 3/01/26 ......................................................................       75,000                76,018
    Redding RDA, Tax Allocation, Hilltop Cypress Redevelopment Notes, Series C,
      FSA Insured, 6.00%, 9/01/22 ...........................................................    2,120,000             2,246,712
    Redlands USD, Series B, FSA Insured, 6.25%, 6/01/19 .....................................    2,115,000             2,249,387
    Redwood City PFA, Local Agency Revenue, Series A, AMBAC Insured, 6.50%, 7/15/11 .........    1,270,000             1,299,337
    Ripon RDA, Tax Allocation, Community Redevelopment Project, MBIA Insured,
      5.85%, 11/01/30 .......................................................................    3,975,000             4,268,276
    Riverside County COP, Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 ...............    3,000,000             3,255,390
    Riverside RDA, Lease Revenue, Series A, AMBAC Insured,
        6.375%, 10/01/23 ....................................................................   12,540,000            13,588,219
        6.50%, 10/01/24 .....................................................................    2,000,000             2,194,560
    Rowland USD, GO, Series A, FSA Insured, 5.25%, 9/01/25 ..................................    5,685,000             5,731,731
    Sacramento Area Flood Control Agency Special Assessment,
        Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16 .....................................    1,000,000             1,087,820
        Operation and Maintenance, FGIC Insured, 5.80%, 11/01/16 ............................    1,475,000             1,604,535
        Operation and Maintenance, FGIC Insured, 5.90%, 11/01/25 ............................    2,690,000             2,914,454

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              AMOUNT               VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Sacramento City Financing Authority Revenue, Capital Improvement,
      Series A, AMBAC Insured, 5.00%,
        12/01/26 ............................................................................  $ 6,395,000         $   6,269,722
        12/01/32 ............................................................................   10,000,000             9,753,700
    Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%, 7/01/17 ........    5,920,000             6,409,702
    Sacramento County Sanitation District Financing Authority Revenue, Refunding,
      AMBAC Insured, 5.00%, 12/01/27 ........................................................    4,000,000             3,914,520
    Sacramento MUD, Electric Revenue,
        Series J, AMBAC Insured, 5.50%, 8/15/21 .............................................    8,485,000             8,851,891
        Series N, MBIA Insured, 5.00%, 8/15/28 ..............................................    4,000,000             3,913,360
    Salida Area Public Facilities Financing Agency, CFD, Special Tax No. 1988-1,
      FSA Insured, 5.75%, 9/01/30 ...........................................................    3,435,000             3,640,997
    Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 ......................    1,645,000             1,656,828
    San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
      5.25%, 10/01/25 .......................................................................    7,000,000             7,115,150
    San Bernardino County Mortgage Revenue, Don Miguel Apartments Project, Refunding,
      MBIA Insured, 6.40%, 3/01/25 ..........................................................    5,680,000             5,752,250
    San Bernardino RDA, Capital Appreciation, Series B, AMBAC Insured, 7.70%, 1/10/09 .......    1,988,376             1,995,793
    San Buenaventura Public Facilities Financing Authority Lease Revenue, Refunding,
      FSA Insured, 5.75%, 6/01/14 ...........................................................    2,250,000             2,415,758
    San Carlos School District GO, MBIA Insured, 5.50%, 10/01/24 ............................    2,110,000             2,193,704
    San Diego Community College District COP, Series 1991, MBIA Insured, 6.50%, 12/01/12 ....    2,000,000             2,073,240
    San Diego IDR, San Diego Gas and Electric, Custodial Receipts, Series A,
      AMBAC Insured, 6.40%, 9/01/18 .........................................................    1,650,000             1,723,260
    San Diego Mortgage Revenue, University Canyon North, Refunding, Series A,
      MBIA Insured, 5.125%, 7/01/03 .........................................................       55,000                56,296
    San Diego Public Facilities Financing Authority Sewer Revenue, Series B,
      FGIC Insured, 5.25%, 5/15/27 ..........................................................    2,950,000             2,994,781
    San Diego RDA, Tax Allocation, Centre City Redevelopment Project, FSA Insured,
      5.00%, 9/01/26 ........................................................................    5,300,000             5,160,451
    San Francisco BART, District Sales Tax Revenue,
        FGIC Insured, 5.50%, 7/01/26 ........................................................    6,500,000             6,772,805
        FGIC Insured, 5.50%, 7/01/34 ........................................................   12,000,000            12,529,080
        Refunding, AMBAC Insured, 5.00%, 7/01/28 ............................................    8,000,000             7,827,520
        Refunding, AMBAC Insured, 5.00%, 7/01/31 ............................................    2,000,000             1,951,780
    San Francisco City and County Airport Commission International Airport Revenue,
        Issue 5, Second Series, FGIC Insured, 6.50%, 5/01/24 ................................    6,900,000             7,380,792
        Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 ...............................    3,500,000             3,698,450
        Issue 9B, Second Series, FGIC Insured, Pre-Refunded, 6.00%, 5/01/25 .................    6,400,000             7,110,464
        Issue 11, Second Series, FGIC Insured, 6.00%, 5/01/11 ...............................    2,105,000             2,328,046
        Issue 16A, Second Series, FSA Insured, 5.00%, 5/01/29 ...............................   10,000,000             9,417,600
    San Francisco City and County Public Utilities Commission Water Revenue,
      Refunding, Series A, FSA Insured, 5.00%, 11/01/31 .....................................    2,885,000             2,814,923
    San Francisco City and County Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/11 ..    2,000,000             2,089,540
    San Francisco State University Foundation Inc. Auxiliary Organization Revenue,
      Housing, MBIA Insured, 5.00%, 9/01/31 .................................................   13,415,000            13,083,918
    San Gabriel USD, COP, Facilities Development Program, Series A, FSA Insured,
      6.00%, 9/01/15 ........................................................................    1,000,000             1,089,330
    San Jacinto USD, COP, Refunding Project, AMBAC Insured, Pre-Refunded, 6.50%, 10/01/23 ...    3,000,000             3,171,090
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
        Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ..................................   18,075,000            18,515,307
        Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ...................................   11,860,000            11,991,646
        senior lien, MBIA Insured, 5.00%, 1/01/33 ...........................................   10,035,000             9,787,938
    San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 ........    3,500,000             3,596,705
    San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, 5.75%, 11/01/29 ....    5,000,000             5,423,300

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    San Marcos Public Facilities Authority Revenue,
        Public Improvement Civic Center, Refunding, Series A, MBIA Insured, 4.875%, 8/01/31 .  $ 7,770,000         $   7,435,657
        Senior Tax Increment Project Area-3-A, MBIA Insured, 5.75%, 10/01/29 ................    5,340,000             5,687,581
        Senior Tax Increment Project Area-3-A, MBIA Insured, 5.80%, 10/01/30                     7,800,000             8,339,838
    San Ramon COP, Central Park Expansion Project, FSA Insured, Pre-Refunded, 7.20%,
      2/01/25 ...............................................................................    5,110,000             5,799,697
    Sanger PFAR, Utility System Financing, Series A, AMBAC Insured, 5.70%, 1/01/22 ..........    5,935,000             6,267,360
    Santa Ana COP, Parking Facilities Project, Refunding, Series A, AMBAC Insured,
      6.125%, 6/01/16 .......................................................................    3,250,000             3,434,048
    Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 ..............    1,000,000             1,056,920
    Santa Barbara COP,
        Municipal Improvement Program, Refunding, AMBAC Insured, 6.15%, 8/01/17 .............    3,575,000             3,709,313
        Water Systems Improvement Project, Refunding, AMBAC Insured, 6.70%, 4/01/27 .........    6,500,000             6,688,890
    Santa Clara County Financing Authority Lease Revenue, Refunding, Series A,
      AMBAC Insured, 5.00%, 11/15/22 ........................................................    3,950,000             3,894,384
    Santa Clara RDA, Tax Allocation, Bayshore North Project, AMBAC Insured, 7.50%, 6/01/08 ..      200,000               204,170
    Santa Cruz County COP, Sub-Joint Wastewater Treatment Project, AMBAC Insured,
      6.20%, 9/01/19 ........................................................................      475,000               508,065
    Santa Fe Springs PFA, Water Revenue, Series A, MBIA Insured, 5.90%,
        5/01/21 .............................................................................      900,000               973,800
        5/01/26 .............................................................................    1,190,000             1,282,177
    Santa Fe Springs RDA, Consolidated, Tax Allocation, Series A, MBIA Insured,
      6.40%, 9/01/22 ........................................................................    4,255,000             4,436,731
    Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A, Refunding,
      Series B, MBIA Insured, 5.75%, 8/01/20 ................................................   23,000,000            24,273,970
    Santa Monica Community College District GO, Series B, AMBAC Insured, 5.75%, 7/01/20 .....    1,495,000             1,590,351
    Santa Rosa High School District GO,
        FGIC Insured, 5.90%, 5/01/16 ........................................................    1,000,000             1,063,420
        Refunding, FSA Insured, 5.75%, 5/01/18 ..............................................    1,050,000             1,109,010
    Santa Rosa Wastewater Revenue, Series B, FGIC Insured, 5.125%, 9/01/31 ..................    4,000,000             4,004,960
    Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
      AMBAC Insured, 6.00%, 7/02/15 .........................................................    2,000,000             2,264,080
    Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 .........    3,455,000             3,626,990
    Sonoma Valley USD, GO, FSA Insured, 6.00%, 7/15/21 ......................................    2,400,000             2,609,832
    South Gate PFAR, Tax Allocation, Redevelopment Project No. 1, AMBAC Insured,
      5.875%, 9/01/24 .......................................................................    2,500,000             2,613,725
    South Orange County PFA, Special Tax Revenue, senior lien, Refunding, Series A,
      MBIA Insured,
        6.20%, 9/01/13 ......................................................................   13,500,000            14,498,190
        6.00%, 9/01/18 ......................................................................    3,250,000             3,467,750
    South San Francisco COP, 5.00%, 4/01/29 .................................................    2,000,000             1,911,080
    Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 ...................    2,000,000             2,100,140
    Stockton COP, Wastewater System Project, Refunding, AMBAC Insured, 5.75%, 9/01/23 .......    6,500,000             6,739,135
    Stockton Port District Port Facilities Revenue, Refunding and Improvement,
      Series B, FSA Insured, 5.90%, 7/01/12 .................................................    3,520,000             3,854,048
    Stockton Revenue COP, Wastewater System Project, Refunding, Series A,
      MBIA Insured, 5.00%, 9/01/23 ..........................................................    6,500,000             6,398,210
    Suisun City RDA, Tax Allocation, Suisun City Redevelopment Project, Refunding,
      MBIA Insured, 5.625%, 10/01/13 ........................................................    4,260,000             4,471,552
    Sunnyvale RDA, Tax Allocation, Central Core Project, Refunding, AMBAC Insured,
      6.50%, 10/01/22 .......................................................................    2,785,000             2,825,717
    Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 ...........................................    3,000,000             3,153,720
    Tahoe-Truckee Joint USD, Series B, FGIC Insured, 5.95%, 9/01/20 .........................    3,620,000             3,928,858
    Tahoe-Truckee USD, GO, Improvement District No. 2, Series A, FGIC Insured,
      5.75%, 8/01/20 ........................................................................    4,340,000             4,909,712
    Tehachapi Water and Sewer Revenue, Refunding, MBIA Insured, 6.75%, 11/01/20 .............    2,000,000             2,222,160
    Thousand Oaks RDA, Tax Allocation, Thousand Oaks Boulevard Redevelopment,
      Refunding, MBIA Insured, 5.375%, 12/01/25 .............................................    2,390,000             2,442,604

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             AMOUNT                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Tri-City Hospital District Revenue,
        MBIA Insured, 6.00%, 2/01/22 ........................................................  $ 2,350,000         $   2,355,452
        Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ..................................    2,750,000             2,883,650
    Truckee PFA, Lease Revenue, Series A, AMBAC, 6.00%, 11/01/30 ............................    1,990,000             2,191,726
    Turlock Auxiliary Organization Revenue COP, California State University,
      Stanislaus Foundation, MBIA Insured, 5.875%, 6/01/22 ..................................    2,000,000             2,165,920
    Turlock PFA, Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ................................    6,855,000             7,137,974
    Union City CRDA, Tax Allocation Revenue, Community Redevelopment Project,
      AMBAC Insured, 5.75%,
        10/01/22 ............................................................................    6,200,000             6,511,178
        10/01/32 ............................................................................   14,100,000            15,087,564
    University of California Revenue, Multiple Purpose Projects, Series H, FGIC Insured,
      5.50%, 9/01/28 ........................................................................    2,500,000             2,604,750
    University Revenues, Multi Purpose, Series K, 5.00%, 9/01/23 ............................    3,160,000             3,110,514
    Upland COP,
        Police Building Project, Refunding, AMBAC Insured, 6.60%, 8/01/16 ...................    3,985,000             4,157,829
        Water System Improvement Project, FGIC Insured, 6.60%, 8/01/16 ......................    2,385,000             2,488,437
    Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects,
      5.00%, 9/01/31 ........................................................................    5,095,000             4,971,548
    Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured,
      5.875%, 5/01/26 .......................................................................   12,500,000            13,430,250
    Washington Township Hospital District Revenue, HealthCare District Revenue,
        5.00%, 7/01/18 ......................................................................    2,000,000             1,894,560
        5.125%, 7/01/23 .....................................................................      450,000               426,164
    Washington USD, GO, Yolo County Election of 1999, Series A, FGIC Insured,
      5.375%, 8/01/25 .......................................................................    2,045,000             2,075,409
    Waugh School District Special Tax GO, Corona/Ely CFD No.1, AMBAC Insured,
      5.80%, 9/01/26 ........................................................................    5,640,000             6,031,642
    West Basin Municipal Water District Revenue COP, 1992 Project, Refunding, Series A,
      AMBAC Insured, 5.50%, 8/01/17 .........................................................    3,370,000             3,526,772
    West Sacramento Financing Authority Revenue, MBIA Insured, Pre-Refunded,
      6.25%, 9/01/16 ........................................................................    4,185,000             4,663,220
    William S. Hart Joint School Financing Authority Special Tax Revenue, Community
      Facilities, Refunding, FSA Insured, 6.60%, 9/01/18 ....................................    1,285,000             1,430,989
    William S. Hart USD, COP, School Project, MBIA Insured, 6.00%, 9/01/30 ..................    7,015,000             7,760,624
    Windsor Joint Powers Financing Authority Wastewater Revenue, Refunding, Series A,
      AMBAC Insured, 6.125%, 12/15/12 .......................................................      750,000               822,645
    Yucaipa-Sweetwater School Facilities Financing Authority Special Tax Revenue,
      Sweetwater, Series A, MBIA Insured, 5.70%, 9/01/19 ....................................    4,000,000             4,211,280
                                                                                                                  --------------
    TOTAL BONDS (COST $1,686,081,134) .......................................................                      1,765,018,010
                                                                                                                  --------------
    ZERO COUPON BONDS 3.9%
    California HFAR, Home Mortgage, Series N, AMBAC Insured, 8/01/31 ........................    5,000,000             3,167,050
    Corona-Norco USD, GO,
        Series B, FSA Insured, 9/01/23 ......................................................    2,320,000               694,074
        Series B, FSA Insured, 9/01/24 ......................................................    2,620,000               736,482
        Series B, FSA Insured, 3/01/25 ......................................................    1,400,000               381,808
        Series C, FGIC Insured, 9/01/25 .....................................................    4,655,000             1,233,528
        Series C, FGIC Insured, 9/01/26 .....................................................    6,080,000             1,525,411
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
      MBIA Insured,
        1/15/17 .............................................................................   20,000,000             8,618,400
        1/15/18 .............................................................................   25,000,000            10,075,750
        1/15/19 .............................................................................    5,970,000             2,254,750

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                             AMOUNT                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured,
        8/01/25 .............................................................................  $ 5,495,000        $    1,463,978
        7/01/26 .............................................................................    5,965,000             1,508,071
    Newark USD, GO, Capital Appreciation,
        Series B, FGIC Insured, 8/01/24 .....................................................    9,905,000             2,615,811
        Series C, FSA Insured, 8/01/22 ......................................................    2,165,000               655,779
        Series C, FSA Insured, 8/01/23 ......................................................    2,465,000               703,067
        Series C, FSA Insured, 8/01/24 ......................................................    2,560,000               684,390
        Series C, FSA Insured, 8/01/25 ......................................................    2,705,000               680,551
    Patterson Joint USD, GO, Series A, FGIC Insured,
        8/01/22 .............................................................................    1,900,000               604,998
        8/01/23 .............................................................................    1,985,000               596,631
        8/01/24 .............................................................................    2,075,000               586,001
        8/01/25 .............................................................................    2,170,000               578,131
        8/01/26 .............................................................................    2,265,000               570,508
    San Bernardino County SFMR, Series A, GNMA Secured, ETM, 5/01/22 ........................   28,405,000             9,354,619
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital
      Appreciation, Refunding, Series A, MBIA Insured, 1/15/26 ..............................   13,155,000             3,416,222
    San Marino USD, GO, Series A, MBIA Insured, 7/01/25 .....................................    6,080,000             1,627,434
    Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, 4/01/24 ........   14,245,000             4,054,697
    Southern Kern USD, COP, Convertible Capital Appreciation Building Program,
      Series B, FSA Insured, 9/01/26 ........................................................    2,250,000             1,782,180
    Union Elementary School District GO, Capital Appreciation,
        Series A, FGIC Insured, 9/01/24 .....................................................    2,000,000               562,200
        Series B, FGIC Insured, 9/01/25 .....................................................    5,500,000             1,456,785
        Series B, FGIC Insured, 9/01/26 .....................................................    5,850,000             1,464,899
    Western Placer USD Financing Corp. COP, Convertible Capital Appreciation, zero
      cpn. to 11/01/05, 5.55% thereafter, 11/01/30 ..........................................   11,890,000             8,994,891
                                                                                                                  --------------
    TOTAL ZERO COUPON BONDS (COST $60,090,235) ..............................................                         72,649,096
                                                                                                                  --------------
    TOTAL LONG TERM INVESTMENTS (COST $1,746,171,369) .......................................                      1,837,667,106
                                                                                                                  --------------
 (a)SHORT TERM INVESTMENTS .1%
    California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series E,
      Daily VRDN & Put, 2.10%, 11/01/26 .....................................................     900,000                900,000
    Irvine 1915 Act, Special Assessment, AD No. 97-16, Daily VRDN and Put, 1.70%,
      9/02/22 ...............................................................................     700,000                700,000
    Sacramento County Sanitation District Financing Authority Revenue, Series C,
      Weekly VRDN and Put, 1.40%, 12/01/30 ..................................................     500,000                500,000
                                                                                                                  --------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,100,000) ..........................................                          2,100,000
                                                                                                                  --------------
    TOTAL INVESTMENTS (COST $1,748,271,369) 98.6% ...........................................                      1,839,767,106
    OTHER ASSETS, LESS LIABILITIES 1.4% .....................................................                         26,449,903
                                                                                                                  --------------
    NET ASSETS 100.0% .......................................................................                     $1,866,217,009
                                                                                                                  ==============

See glossary of terms on page 59.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                              SIX MONTHS ENDED                  YEAR ENDED JUNE 30,
                                                              DECEMBER 31, 2001 ----------------------------------------------------
                                                                  (UNAUDITED)     2001      2000       1999       1998       1997
                                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                $11.25       $10.92     $11.02     $11.24     $10.93     $10.67
                                                              ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                              .24          .51        .52        .51        .53        .53
 Net realized and unrealized gains (losses)                           (.01)         .34       (.10)      (.21)       .31        .26
                                                              ----------------------------------------------------------------------
Total from investment operations                                       .23          .85        .42        .30        .84        .79
Less distributions from net investment income                         (.26)        (.52)      (.52)      (.52)      (.53)      (.53)
                                                              ----------------------------------------------------------------------
Net asset value, end of period                                      $11.22       $11.25     $10.92     $11.02     $11.24     $10.93
                                                              ======================================================================
Total return(b)                                                       2.01%        7.86%      3.95%      2.63%      7.76%      7.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                                 $286,603     $224,156   $186,880   $192,547   $155,664   $117,666
Ratios to average net assets:
 Expenses                                                              .68%(c)      .60%       .60%       .60%       .52%       .47%
 Expenses excluding waiver and payments
   by affiliate                                                        .72%(c)      .72%       .74%       .75%       .78%       .80%
 Net investment income                                                4.13%(c)     4.56%      4.79%      4.50%      4.76%      4.96%
Portfolio turnover rate                                               4.25%        8.02%     10.29%      5.48%      9.58%      6.29%


(a) Based on average shares outstanding effective year ended June 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (UNAUDITED)

                                                                                                             PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                     AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 93.5%
BONDS 90.4%
ABAG Finance Authority for Nonprofit Corps. COP,
    5.75%, 8/01/03 .......................................................................................  $  305,000  $   320,015
    Easter Seal Society for the Redwood Coast, California Mortgage Insured, 5.50%, 6/01/03 ...............     225,000      234,662
    Partner North County Health Project, 5.50%, 3/01/06 ..................................................     770,000      825,994
    Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/15 ...............................   3,000,000    3,010,950
ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.40%, 10/01/03 .............................................     100,000      106,284
ABAG Revenue, Refunding, Series A-E,
    5.00%, 9/15/06 .......................................................................................     610,000      623,719
    5.05%, 9/15/07 .......................................................................................     620,000      633,566
    5.40%, 9/15/14 .......................................................................................   2,455,000    2,484,067
ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured, 5.00%, 10/01/10 ......   3,035,000    3,233,793
Alameda County COP, Series 1994,
    5.70%, 4/01/02 .......................................................................................     395,000      398,721
    5.80%, 4/01/03 .......................................................................................     420,000      436,926
    5.90%, 4/01/04 .......................................................................................     440,000      467,047
Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured,
    4.375%, 8/01/14 ......................................................................................   1,330,000    1,298,639
    4.50%, 8/01/16 .......................................................................................   1,705,000    1,651,753
Antioch PFA, Reassessment Revenue, sub. lien, Series B,
    5.00%, 9/02/03 .......................................................................................   1,860,000    1,886,524
    5.20%, 9/02/05 .......................................................................................   2,055,000    2,108,512
    5.40%, 9/02/07 .......................................................................................   1,145,000    1,168,392
Auburn COP, Civic Center Project, Refunding,
    5.60%, 9/01/02 .......................................................................................      75,000       76,506
    5.70%, 9/01/03 .......................................................................................      80,000       83,957
    5.75%, 9/01/04 .......................................................................................      80,000       84,931
Bakersfield Central District Revenue RDA, Tax Allocation, Downtown Bakersfield Redevelopment, ETM,
    6.10%, 4/01/02 .......................................................................................     310,000      313,509
    6.20%, 4/01/03 .......................................................................................     330,000      346,233
Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP 94-1,
    5.30%, 9/02/08 .......................................................................................     990,000    1,002,662
    5.35%, 9/02/09 .......................................................................................     765,000      767,326
    5.40%, 9/02/10 .......................................................................................     990,000      988,565
    5.45%, 9/02/11 .......................................................................................     990,000      983,318
    5.50%, 9/02/12 .......................................................................................     985,000      977,869
Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 ...................................   5,045,000    4,810,559
California Educational Facilities Authority Revenue,
    Pooled College and University Financing, Refunding, Series B, 5.80%, 6/01/02 .........................   1,000,000    1,012,260
    Pooled College and University Financing, Refunding, Series B, 5.90%, 6/01/03 .........................   1,105,000    1,155,388
    Pooled College and University Projects, Series B, 6.125%, 4/01/13 ....................................   1,000,000    1,085,010
    Stanford University, Refunding, Series R, 4.00%, 11/01/11 ............................................   1,000,000      982,410
California Health Facilities Authority Revenue, Kaiser Permanente Medical, 5.45%, 10/01/13 ...............   1,000,000    1,006,700
California Health Facilities Financing Authority Revenue,
    Kaiser Permanente, Series B, 5.25%, 10/01/13 .........................................................   3,850,000    3,868,442
    Kaiser Permanente, Series B, 5.25%, 10/01/14 .........................................................   3,000,000    3,063,000
    Kaiser Permanente, Series B, 5.25%, 10/01/16 .........................................................   2,000,000    2,030,660

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                              PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California Health Facilities Financing Authority Revenue, (cont.)
    San Diego Hospital Association, Series B, MBIA Insured, 5.60%, 8/01/03 ...............................  $  100,000  $   103,887
    Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 ....................................   3,750,000    4,064,438
California HFAR, SFM Purchase, Class III, Series A-1, MBIA Insured, 5.70%, 8/01/11 .......................   1,685,000    1,780,169
California State Department of Water Resources Central Valley Project Revenue, Water System, Refunding,
  Series S, 5.00%,
    12/01/17 .............................................................................................   2,000,000    1,999,900
    12/01/19 .............................................................................................   4,000,000    3,967,120
California State GO,
    5.25%, 6/01/16 .......................................................................................   2,000,000    2,046,840
    Refunding, 5.00%, 12/01/05 ...........................................................................   7,000,000    7,406,420
    Veterans, Series B, 5.00%, 12/01/12 ..................................................................   2,000,000    2,008,540
    Veterans, Series B, 5.25%, 12/01/15 ..................................................................   2,310,000    2,305,357
    Veterans, Series B, 5.375%, 12/01/16 .................................................................     605,000      607,166
California State Public Works Board Lease Revenue,
    Department of Corrections, Coalinga State Prison, Series B, MBIA Insured, 5.50%, 12/01/08 ............   1,000,000    1,056,630
    Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ...............................   1,325,000    1,287,238
    Various Community College Projects, Refunding, Series C, 5.50%, 9/01/09 ..............................   1,555,000    1,661,844
California Statewide CDA, COP,
    California Lutheran Homes, ETM, 5.375%, 11/15/06 .....................................................   1,000,000    1,085,010
    Kaiser Permanente, 5.30%, 12/01/15 ...................................................................   2,000,000    2,034,180
    St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ............................................   1,005,000    1,045,914
    St. Joseph Health System, Refunding, 5.00%, 7/01/12 ..................................................   2,180,000    2,209,888
California Statewide CDA Revenue, Mission Community, California Mortgage Insured,
    4.40%, 11/01/10 ......................................................................................   1,100,000    1,067,891
    4.50%, 11/01/11 ......................................................................................   1,145,000    1,109,448
California Statewide Communities Development Corp. COP, Pacific Homes, Series A,
  Pre-Refunded, 5.50%, 4/01/04 ...........................................................................     585,000      620,931
Campbell COP, Civic Center Project, Refunding, 5.60%, 10/01/03 ...........................................     350,000      365,236
Carson RDA, Tax Allocation, Redevelopment Project Area No. 1,
    ETM, 6.10%, 10/01/02 .................................................................................     165,000      170,597
    Refunding, 6.10%, 10/01/02 ...........................................................................      35,000       35,918
Central Joint Powers Health Financing Authority COP, Community Hospital of Central California,
    5.125%, 2/01/13 ......................................................................................   1,375,000    1,361,786
    5.25%, 2/01/14 .......................................................................................     735,000      731,075
Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project, Refunding,
  MBIA Insured, 5.00%, 7/01/17 ...........................................................................   2,000,000    2,006,860
Chaffey Community College District COP, 5.10%, 9/01/13 ...................................................   1,860,000    1,916,302
Clovis COP, Water System Improvement Project, AMBAC Insured, 5.90%, 3/01/03 ..............................     100,000      102,590
Clovis MFR, Refunding, FNMA Insured, 5.10%, 11/01/30 .....................................................   4,105,000    4,240,219
Coastside County Water District 1915 Act GO, Crystal Springs Project, Refunding,
    5.10%, 9/02/03 .......................................................................................     515,000      522,746
    5.20%, 9/02/04 .......................................................................................   1,055,000    1,078,041
    5.40%, 9/02/06 .......................................................................................     620,000      627,378
Colma 1915 Act Special Assessment, Local ID No. 1, Refunding,
    5.10%, 9/02/02 .......................................................................................     485,000      490,102
    5.20%, 9/02/03 .......................................................................................     515,000      523,564

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                              PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                      AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Colma 1915 Act Special Assessment, Local ID No. 1, Refunding, (cont.)
    5.30%, 9/02/04 .......................................................................................  $  545,000  $   555,873
    5.40%, 9/02/05 .......................................................................................     570,000      581,354
Commerce Joint Powers Financing Authority Water Facilities Lease Revenue, Refunding, Series A,
    5.50%, 10/01/02 ......................................................................................     340,000      347,436
    5.625%, 10/01/03 .....................................................................................     360,000      378,223
    5.75%, 10/01/04 ......................................................................................     470,000      501,321
Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
    5.00%, 9/01/08 .......................................................................................   4,340,000    4,488,645
    5.50%, 9/01/15 .......................................................................................   1,180,000    1,193,122
Compton Sewer Revenue, ETM,
    5.90%, 7/01/02 .......................................................................................     150,000      153,198
    6.00%, 7/01/03 .......................................................................................     155,000      163,691
Concord RDA, Tax Allocation, Central Concord Redevelopment Project, Refunding, Sub Series A,
    5.50%, 7/01/02 .......................................................................................     625,000      633,331
    5.625%, 7/01/03 ......................................................................................     655,000      684,003
Contra Costa County MFHR, Byron Park Project, Series C, GNMA Secured, 6.00%, 7/20/03 .....................     230,000      237,201
Danville Financing Authority Revenue, Sycamore Valley, Reassessment District No. 93-2,
    5.60%, 9/02/02 .......................................................................................     450,000      457,583
    5.70%, 9/02/03 .......................................................................................     215,000      222,445
    5.80%, 9/02/04 .......................................................................................     880,000      910,026
Dinuba RDA, Tax Allocation, Merged City, Refunding, Series A, 6.10%, 12/01/04 ............................   1,500,000    1,522,425
Duarte RDA, Tax Allocation, Merged Redevelopment Project Area, Refunding, 5.125%, 10/01/16 ...............   4,930,000    4,990,245
Eden Township Hospital District Health Facilities Revenue COP, Eden Hospital
  Health Services Corp., Refunding, 5.75%, 7/01/12 .......................................................   1,195,000    1,247,162
Fairfield-Suisun Sewer District Sewer Revenue, Series A, Refunding, FGIC Insured, 5.00%, 5/01/12 .........     600,000      628,662
Foster City PFAR, Community Development Project, Series A, 5.60%, 9/01/03 ................................   1,150,000    1,203,682
Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding, Series A, 6.20%, 9/02/03 ........   1,000,000    1,055,930
Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement Project,
  5.00%, 4/01/12 .........................................................................................   2,390,000    2,412,729
Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%, 9/01/12 ..............   1,955,000    2,033,943
Garden Grove GO, CDA, Tax Allocation, Garden Grove Community Project, Refunding, 5.40%, 10/01/04 .........   1,425,000    1,503,845
Glendale Parking Facilities Joint Powers Authority Revenue, Series A, 5.30%, 3/01/03 .....................     125,000      128,706
Goleta Water District Revenue COP, Goleta Reclamation Project, Refunding, FGIC Insured, 5.50%, 12/01/08 ..     750,000      790,043
Hayward RDA, Tax Allocation, Downtown Hayward Redevelopment Project, Refunding, 5.70%, 3/01/14 ...........   1,500,000    1,560,000
Hesperia PFAR, Series A, 5.80%, 10/01/03 .................................................................   1,775,000    1,870,087
Hi Desert Memorial Health Care District Revenue, Refunding,
    5.10%, 10/01/06 ......................................................................................     615,000      614,951
    5.125%, 10/01/07 .....................................................................................     650,000      649,149
Hollister RDA, Tax Allocation, Community Development Project, Series 1994,
    5.35%, 10/01/03 ......................................................................................     525,000      544,299
    5.45%, 10/01/04 ......................................................................................     550,000      569,448
    5.55%, 10/01/05 ......................................................................................     585,000      605,440
Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Series B, AMBAC Insured,
    4.00%, 8/01/13 .......................................................................................   1,500,000    1,408,710
    4.125%, 8/01/14 ......................................................................................   2,140,000    2,010,979
    4.25%, 8/01/15 .......................................................................................   2,080,000    1,956,885

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STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                              PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Imperial County Local Transportation Authority Sales Tax Revenue, Series 1993, 5.50%,
    5/01/04 ..............................................................................................  $  490,000  $   500,212
    5/01/05 ..............................................................................................     515,000      525,733
Industry GO, Refunding, FGIC Insured, 4.625%, 7/01/16 ....................................................   1,000,000      981,870
Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing Project, Series B,
  FSA Insured, ETM, 6.25%, 8/01/11 .......................................................................   1,000,000    1,132,000
Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%, 1/01/18 ..........   1,735,000    1,754,293
La Palma Community Development Commission Tax Allocation, La Palma Community Development Project
  No. 1, Refunding,
    5.50%, 6/01/02 .......................................................................................     135,000      136,492
    5.60%, 6/01/03 .......................................................................................     145,000      149,698
    5.70%, 6/01/04 .......................................................................................     150,000      154,595
    5.80%, 6/01/05 .......................................................................................     160,000      164,864
La Quinta RDA, Tax Allocation, Redevelopment Project Areas No. 1 and 2, MBIA Insured, 5.40%, 9/01/07 .....     560,000      604,061
Lake Elsinore PFA, Tax Allocation Revenue,
    Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 ..........................   1,500,000    1,571,295
    Series A, 5.00%, 9/01/09 .............................................................................   2,245,000    2,294,996
Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ..............................   1,000,000    1,074,130
Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ..........................   2,000,000    2,068,440
Lancaster RDA, Tax Allocation,
    Central Business District Redevelopment, Refunding, 5.50%, 8/01/02 ...................................      40,000       40,565
    Central Business District Redevelopment, Refunding, 5.60%, 8/01/03 ...................................      45,000       46,633
    Central Business District Redevelopment, Refunding, 5.70%, 8/01/04 ...................................      45,000       46,521
    Central Business District Redevelopment, Refunding, 5.70%, 8/01/05 ...................................      50,000       51,632
    Fox Field Redevelopment Project Area, Refunding, 5.50%, 8/01/02 ......................................      65,000       65,918
    Fox Field Redevelopment Project Area, Refunding, 5.60%, 8/01/03 ......................................      65,000       67,358
    Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/04 ......................................      70,000       72,366
    Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/05 ......................................      75,000       77,447
Lemon Grove CDA, Tax Allocation, 1998 Refunding,
    5.00%, 8/01/06 .......................................................................................     885,000      908,311
    5.10%, 8/01/07 .......................................................................................     205,000      212,995
    5.20%, 8/01/08 .......................................................................................     215,000      225,346
Los Angeles Wastewater System Revenue, Series A, FGIC Insured, 5.00%, 6/01/14 ............................   1,075,000    1,103,154
Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 ...........................................     565,000      603,838
Madera COP, Madera Community Hospital, Refunding, 5.10%, 3/01/03 .........................................     515,000      530,296
Mammoth Lakes COP, Refunding,
    5.70%, 6/01/10 .......................................................................................     850,000      877,795
    5.75%, 6/01/11 .......................................................................................     250,000      258,903
Merced Irrigation District COP, Water Facilities Project, 6.125%, 11/01/03 ...............................     540,000      573,394
Metropolitan Water District Southern California GO, Waterworks, Refunding,
    Series B, 4.30%, 3/01/13 .............................................................................   1,000,000      961,970
    Series B, 4.125%, 3/01/14 ............................................................................   1,000,000      968,190
    Series B, 4.25%, 3/01/15 .............................................................................   1,000,000      968,540
Mid-Peninsula Regional Open Space District COP, Special District Association Finance
  Corp., Series 1993, 5.20%, 9/01/03 .....................................................................     530,000      552,822
Mount Diablo Hospital District Revenue, Series A, AMBAC Insured, ETM, 5.10%, 12/01/03 ....................     100,000      105,389

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                                              PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
    4.25%, 7/01/11 .......................................................................................   $5,055,000 $  5,035,437
    5.00%, 7/01/18 .......................................................................................    1,755,000    1,758,931
Murrieta COP, Road Improvement Project, 6.00%,
    4/01/07 ..............................................................................................      235,000      255,273
    4/01/08 ..............................................................................................      245,000      265,563
Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 .............................................    1,040,000    1,018,285
Newark USD, COP, 5.75%, 9/01/02 ..........................................................................      300,000      300,804
Newport Mesa USD, GO, MBIA Insured, 4.00%, 8/01/12 .......................................................    1,000,000      958,290
North City West School Facilities Financing Authority Special Tax, Refunding,
  Series B, FSA Insured, 5.625%, 9/01/08 .................................................................      500,000      548,115
Ontario Redevelopment Financing Authority Local Agency Revenue, Community Facility, AD No. 1, senior
  lien, Series A, FSA Insured, 5.60%, 9/02/03 ............................................................      870,000      918,250
Orange County CFD No. 86-2, Special Tax, Rancho Santa Margarita, Refunding, Series A, 5.375%,
  8/15/12 ................................................................................................    1,500,000    1,480,245
Orange County Development Agency Tax Allocation, Santa Ana Heights Area Project, Refunding, 5.90%, 9/01/04      800,000      851,240
Orange County Local Transportation Authority Sales Tax Revenue, First Senior Measure M, 6.00%, 2/15/06 ...      500,000      550,505
Orange County MFHR, Villa Santiago Rehabilitation Project, FNMA Insured, 5.60%, 10/01/27 .................      495,000      511,053
Orange County Recovery COP, Series A, MBIA Insured, 6.00%, 7/01/08 .......................................    1,500,000    1,679,115
Oroville Hospital Revenue, Oroville Hospital, Series A, CHFCLP Insured, 5.125%, 12/01/12 .................    1,435,000    1,464,604
Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project, 6.375%, 8/01/11 .....      855,000      928,975
Paramount RDA, Tax Allocation, Redevelopment Project Area No. 1, Refunding, 6.05%, 8/01/05 ...............    1,515,000    1,624,444
Paso Robles USD, COP, 5.75%, 8/01/03 .....................................................................    1,635,000    1,719,644
Pleasant Hill RDA, RMR, Refunding, 5.40%, 2/01/05 ........................................................      400,000      420,412
Pomona RDA, Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X, 5.35%, 12/01/16 .    1,000,000      999,950
Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 .............................    2,500,000    2,632,550
Rialto RDA, Tax Allocation, Industrial Redevelopment, Sub Areas A and B, Series A, ETM,
    5.40%, 9/01/02 .......................................................................................      270,000      276,812
    5.50%, 9/01/03 .......................................................................................      280,000      295,145
Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects, Refunding,
  Series B, ETM, 5.35%, 5/15/13 ..........................................................................    2,000,000    2,124,200
Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project, Series A,
    5.90%, 6/01/02 .......................................................................................      200,000      202,556
    6.00%, 6/01/04 .......................................................................................      200,000      210,246
Riverside County Housing Authority MFHR, Brandon Place Apartments, Series B, FNMA Insured, 5.625%, 7/01/29      995,000    1,076,023
Sacramento MUD, Electric Revenue, Series E, 5.25%, 5/15/03 ...............................................    1,000,000    1,038,260
San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 ...................    2,000,000    2,165,340
San Bernardino County Mortgage Revenue, Don Miguel Apartments Project, Refunding, MBIA Insured,
  6.00%, 9/01/03 .........................................................................................       25,000       25,822
San Clemente 1915 Act, AD No. 8, Refunding,
    5.00%, 9/02/02 .......................................................................................      415,000      419,777
    5.10%, 9/02/03 .......................................................................................      435,000      443,295
    5.20%, 9/02/04 .......................................................................................      460,000      472,374
San Diego Mortgage Revenue, Mariners Cove, Refunding, Series B-1, 5.125%, 9/01/03 ........................      135,000      138,983
San Diego Port Facilities Revenue, National Steel and Ship Building Co., Refunding, 6.60%, 12/01/02 ......      100,000      101,691
San Francisco City and County RDA, Hotel Tax Revenue, FSA Insured, 5.90%, 7/01/02 ........................      245,000      250,174
San Francisco City and County, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12 .........................    3,650,000    3,794,759
San Gorgonio Memorial Health Care District Health Facility Revenue, Pre-Refunded, 6.375%, 6/01/08 ........      750,000      817,313
San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 ....................................      400,000      424,564

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STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                              PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
San Juan USD, COP, Gold River Elementary School Project, 5.65%, 4/01/03 ..................................  $  600,000  $   605,034
San Marcos Public Facilities Authority Revenue,
    Senior Tax Increment Project Area-3-A, MBIA Insured, 4.50%, 10/01/04 .................................     495,000      518,641
    Senior Tax Increment Project Area-3-A, MBIA Insured, 5.30%, 10/01/11 .................................     350,000      379,043
    Tax Increment Project Area-3-A, MBIA Insured, 4.40%, 10/01/03 ........................................     405,000      420,273
    Tax Increment Project Area-3-A, MBIA Insured, 4.70%, 10/01/05 ........................................     595,000      632,039
    Tax Increment Project Area-3-A, MBIA Insured, 5.10%, 10/01/09 ........................................     515,000      552,363
San Ramon COP, Capital Improvements Project,
    5.30%, 3/01/02 .......................................................................................      90,000       90,508
    5.40%, 3/01/03 .......................................................................................      95,000       98,145
    5.50%, 3/01/04 .......................................................................................     100,000      104,835
    5.60%, 3/01/05 .......................................................................................     105,000      109,998
Santa Barbara RDA, Tax Allocation, Central City Redevelopment Project, 6.00%, 3/01/03 ....................     985,000    1,021,553
Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 .....................   1,720,000    1,695,559
Santa Clara County Financing Authority Lease Revenue, Multiple Facilities Projects, Refunding, Series A,
  AMBAC Insured, 4.50%, 5/15/12 ..........................................................................   2,900,000    2,926,042
Santa Monica Parking Authority Lease Revenue, Refunding, 6.00%, 7/01/03 ..................................     100,000      103,811
Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
    4.00%, 5/01/12 .......................................................................................     525,000      503,533
    4.25%, 5/01/14 .......................................................................................     840,000      802,553
    4.25%, 5/01/15 .......................................................................................     875,000      823,708
    4.25%, 11/01/15 ......................................................................................     670,000      629,921
Sebastopol COP,
    5.70%, 6/01/05 .......................................................................................     240,000      257,426
    Refunding, Series 1994, 5.50%, 6/01/03 ...............................................................     200,000      207,880
    Refunding, Series 1994, 5.60%, 6/01/04 ...............................................................     215,000      226,913
Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility Project, Series A,
  5.50%, 1/01/06 .........................................................................................   1,500,000    1,607,970
Solana Beach COP, City Hall Project, 5.80%, 10/01/02 .....................................................      50,000       51,473
South Gate PFA, Water Revenue, Refunding, Series A, FGIC Insured,
    5.35%, 10/01/07 ......................................................................................     995,000    1,084,540
    5.45%, 10/01/08 ......................................................................................   1,040,000    1,141,150
South Gate PFAR, Tax Allocation, Redevelopment Project No. 1, Refunding, 6.10%, 9/01/03 ..................     950,000      964,089
South San Francisco Capital Improvements Financing Authority Revenue, South San Francisco Conference
  Center, Refunding,
    5.70%, 9/01/02 .......................................................................................     195,000      198,719
    5.80%, 9/01/03 .......................................................................................     205,000      215,299
    5.90%, 9/01/04 .......................................................................................     215,000      229,132
Stockton Health Facilities Revenue, Dameron Hospital Association, Refunding, Series A, 5.35%, 12/01/09 ...     385,000      396,481
Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A, FSA
  Insured, 5.75%, 7/01/11 ................................................................................   1,295,000    1,426,572
Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 ...............................   1,800,000    1,797,822
Sunline Transport Agency COP, Transport Finance Corp., Series B,
    5.50%, 7/01/03 .......................................................................................     450,000      470,457
    5.75%, 7/01/06 .......................................................................................     445,000      469,217
Sweetwater UHSD, COP, FSA Insured, 4.15%, 9/01/12 ........................................................   1,000,000      981,370

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                         PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                 AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Tahoe City PUD, COP, Capital Facilities Project, Series B,
      6.15%, 6/01/02 ...........................................        $    835,000        $    847,275
      6.30%, 6/01/04 ...........................................             545,000             578,959
   Tehachapi Cummings County Water District Revenue COP, Capital
    Improvement Project, MBIA Insured, Pre-Refunded,
      5.50%, 8/01/04 ...........................................             280,000             292,054
      5.60%, 8/01/05 ...........................................             300,000             313,086
      5.75%, 8/01/06 ...........................................             320,000             334,230
   Temecula RDAR, Tax Allocation, Temecula Redevelopment Project
    No. 1, Series A, 5.40%, 2/01/04 ............................             600,000             607,086
   Temecula Valley USD, Series E, FSA Insured, 5.65%, 9/01/07 ..             370,000             402,923
   Tobacco Securitization Authority Northern California Tobacco
    Settlement Revenue, Asset Back Bonds, Series B,
      4.25%, 6/01/09 ...........................................             880,000             865,154
      4.375%, 6/01/10 ..........................................           1,665,000           1,635,646
      4.50%, 6/01/11 ...........................................           1,540,000           1,508,707
      4.60%, 6/01/12 ...........................................           1,760,000           1,715,877
      4.70%, 6/01/13 ...........................................           1,500,000           1,457,355
      4.80%, 6/01/14 ...........................................             725,000             704,504
   Torrance Hospital Revenue, Torrance Memorial Medical Center,
    Series A, 5.10%, 6/01/12 ...................................           1,000,000           1,010,420
   Travis USD, COP, Foxboro Elementary School Construction
    Project, ETM, 6.30%, 9/01/02 ...............................             200,000             206,220
   Trinity County PUD, COP, Electric District Facilities,
    Refunding, Series 1993,
      5.90%, 4/01/02 ...........................................             360,000             362,819
      6.00%, 4/01/03 ...........................................             380,000             394,387
   University of California Revenue, Multiple Purpose Projects
    N, FGIC Insured, 4.00%, 9/01/12 ............................           1,380,000           1,322,426
   University of California Revenues, Research Facilities,
    Series E, AMBAC Insured, 5.00%, 9/01/15 ....................           3,645,000           3,709,043
   Ventura USD, COP, Series A,
      5.90%, 4/01/04 ...........................................             305,000             310,359
      6.00%, 4/01/05 ...........................................             320,000             325,539
      6.10%, 4/01/06 ...........................................             340,000             345,698
      6.20%, 4/01/07 ...........................................             365,000             370,931
      6.30%, 4/01/08 ...........................................             385,000             391,252
      6.40%, 4/01/09 ...........................................             410,000             416,654
   Virgin Islands PFAR, senior lien,
      Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ....           4,150,000           4,274,957
      Refunding, Series A, 5.30%, 10/01/11 .....................           1,000,000           1,030,240
   Virgin Islands Water and Power Authority Water System
    Revenue, Refunding,
      5.00%, 7/01/03 ...........................................           1,890,000           1,935,549
      4.875%, 7/01/06 ..........................................           2,000,000           2,039,140
      5.00%, 7/01/09 ...........................................           2,000,000           1,999,980
   Watsonville RDA, GO, Tax Allocation, Watsonville
    Redevelopment Project, Series 1993,
      6.00%, 8/01/02 ...........................................             510,000             511,311
      6.10%, 8/01/03 ...........................................             540,000             541,377
                                                                                            ------------
   TOTAL BONDS (COST $254,057,070) .............................                             259,121,174
                                                                                            ------------

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                               PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                       AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS 3.1%
   San Francisco City and County Redevelopment
    Financing Authority Tax Allocation, Redevelopment Projects,
    Series A, 8/01/17 ................................................        $  3,825,000        $  1,551,076
   San Joaquin Hills Transportation Corridor Agency Toll Road
    Revenue, senior lien, Refunding, Series A, 1/15/16 ...............           3,000,000           2,237,430
   Western Placer USD Financing Corp. COP, Convertible Capital
    Appreciation, zero cpn. to 11/01/05, 5.35% thereafter, 11/01/18 ..           6,655,000           5,163,334
                                                                                                  ------------
   TOTAL ZERO COUPON BONDS (COST $8,951,854) .........................                               8,951,840
                                                                                                  ------------
   TOTAL LONG TERM INVESTMENTS (COST $263,008,924) ...................                             268,073,014
                                                                                                  ------------
(a)SHORT TERM INVESTMENTS 4.8%
   California PCFA, PCR, Shell Oil Co. Project, Refunding, Series B,
    Daily VRDN and Put, 1.65%, 10/01/11 ..............................           1,600,000           1,600,000
   California Statewide CDA Revenue, COP, Sutter Health Obligated
    Group, AMBAC Insured, Daily VRDN and Put, 1.70%, 7/01/15 .........             300,000             300,000
   Irvine 1915 Act, Special Assessment,
      AD No. 93-14, Daily VRDN and Put, 1.80%, 9/02/25 ...............           2,000,000           2,000,000
      AD No. 97-13, Daily VRDN and Put, 1.70%, 9/02/23 ...............             800,000             800,000
   Irvine Ranch Water District Revenue, Nos. 140, 105, and 250, Daily
    VRDN and Put, 1.70%, 4/01/33 .....................................             800,000             800,000
   Metropolitan Water District Southern California Waterworks
    Revenue, Refunding, Series B-3, Daily VRDN and Put, 1.80%, 7/01/35             300,000             300,000
   Orange County Sanitation District COP, Series A, Refunding, Daily
    VRDN and Put, 1.70%, 8/01/04 .....................................           3,800,000           3,800,000
   Orange County Sanitation Districts COP, Refunding,
      Series A, Daily VRDN and Put, 1.70%, 8/01/29 ...................           1,850,000           1,850,000
      Series B, Daily VRDN and Put, 1.70%, 8/01/30 ...................           2,200,000           2,200,000
                                                                                                  ------------
   TOTAL SHORT TERM INVESTMENTS (COST $13,650,000) ...................                              13,650,000
                                                                                                  ------------
   TOTAL INVESTMENTS (COST $276,658,924) 98.3% .......................                             281,723,014
   OTHER ASSETS, LESS LIABILITIES 1.7% ...............................                               4,879,948
                                                                                                  ------------
   NET ASSETS 100.0% .................................................                            $286,602,962
                                                                                                  ============








See glossary of terms on page 59.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                      SIX
                                                  MONTHS ENDED
                                                  DECEMBER 31,                            YEAR ENDED JUNE 30,
                                                      2001         -----------------------------------------------------------------
                                                  (UNAUDITED)         2001          2000          1999          1998          1997
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $   1.00         $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations -
 net investment income ........................        .01              .03           .03           .02           .03           .03
Less distributions from net investment income .       (.01)            (.03)         (.03)         (.02)         (.03)         (.03)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................   $   1.00         $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                  ==================================================================================

Total return(a) ...............................        .74%            2.76%         2.64%         2.39%         2.85%         2.85%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $648,370         $711,789      $696,803      $706,877      $656,725      $639,791
Ratios to average net assets:
 Expenses .....................................        .56%(b)          .56%          .56%          .59%          .60%          .60%
 Net investment income ........................       1.48%(b)         2.72%         2.61%         2.36%         2.82%         2.83%










(a) Total return is not annualized for periods less than one year.
(b) Annualized

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (UNAUDITED)

                                                                                 PRINCIPAL
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                         AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------
   INVESTMENTS 99.3%
(a)Anaheim COP,
       Police Facilities Refinancing Project, AMBAC Insured, Weekly
        VRDN and Put, 1.35%, 8/01/08 ...................................        $ 4,100,000        $ 4,100,000
       Refunding, Weekly VRDN and Put, 1.35%, 8/01/19 ..................          3,700,000          3,700,000
(a)Big Bear Lake Industrial Revenue, Southwest Gas Corp. Project,
     Series A, Weekly VRDN and Put, 1.50%, 12/01/28 ....................          2,700,000          2,700,000
(a)Butte County Housing Authority MFR, Pine Tree Apartment Project,
     Weekly VRDN and Put, 1.50%, 12/01/10 ..............................          2,102,000          2,102,000
(a)California Health Facilities Financing Authority Revenue,
       Children's Hospital, MBIA Insured, Weekly VRDN and Put,
        1.40%, 11/01/21 ................................................          2,500,000          2,500,000
       Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and
        Put, 1.50%, 10/01/10 ...........................................          3,100,000          3,100,000
       Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put,
        1.42%, 10/01/22 ................................................          5,000,000          5,000,000
(a)California PCFA, PCR, Monthly VRDN and Put, 1.90%, 9/01/13 ..........          4,700,000          4,700,000
   California School Cash Reserve Program Authority GO, Series A,
     AMBAC Insured, 4.00%, 7/03/02 .....................................         30,000,000         30,198,726
(a)California School Facilities Financing Corp. COP, Capital
     Improvement Financing Projects,
       Refunding, Series C, Weekly VRDN and Put, 1.35%, 7/01/22 ........          2,760,000          2,760,000
       Series A, Weekly VRDN and Put, 1.35%, 7/01/22 ...................          1,750,000          1,750,000
(a)California State Economic Development Financing Authority Revenue,
       Calco Project, Weekly VRDN and Put, 1.50%, 4/01/27 ..............          1,800,000          1,800,000
       KQED Inc. Project, Refunding, Weekly VRDN and Put, 1.20%, 4/01/20          1,455,000          1,455,000
   California State RAN, 3.25%, 6/28/02 ................................         26,280,000         26,414,482
(a)California Statewide CDA Revenue, COP, John Muir/Mt. Diablo
     Health System, AMBAC Insured, Daily VRDN and Put, 1.53%, 8/15/27 ..          1,435,000          1,435,000
(a)California Statewide CDA, MFHR, Ivy Hills Apartment Project,
     Series I, Weekly VRDN and Put, 1.60%, 2/01/33 .....................          3,894,000          3,894,000
(a)California Statewide Communities Development Corp. Revenue,
     Industrial Development,
       American Kleaner Manufacturing Co., Series C, Weekly VRDN and
        Put, 1.55%, 12/01/19 ...........................................          2,495,000          2,495,000
       Karcher Property Project, Series C, Weekly VRDN and Put,
        1.55%, 12/01/19 ................................................          1,560,000          1,560,000
(a)Carlsbad USD, COP, Variable School Facility Bridge Funding,
       Weekly VRDN and Put, 1.50%, 9/01/14 .............................          4,500,000          4,500,000
       Weekly VRDN and Put, 1.50%, 9/01/24 .............................          5,500,000          5,500,000
       Weekly VRDN and Put, FSA Insured, 1.50%, 9/01/14 ................          3,100,000          3,100,000
(a)Chico MFMR, Webb Homes Project, Weekly VRDN and Put, 1.25%, 1/01/10            1,945,000          1,945,000
(a)Dublin Housing Authority MFHR, Park Sierra Housing, Series A,
     Weekly VRDN and Put, 1.50%, 6/01/28 ...............................          1,100,000          1,100,000
   East Bay MUD, TECP, 1.15%, 1/03/02 ..................................          4,000,000          4,000,000
(a)Elsinore Valley Municipal Water District COP, Series A, FGIC
     Insured, Weekly VRDN and Put, 1.40%, 7/01/29 ......................         10,000,000         10,000,000
(a)Fremont PFA, COP, Weekly VRDN and Put, 1.50%, 8/01/30 ...............          6,300,000          6,300,000
(a)Hillsborough COP, Water and Sewer System Project, Refunding,
     Series B, Weekly VRDN and Put, 1.50%, 6/01/30 .....................          4,500,000          4,500,000
(a)Irvine 1915 Act, Special Assessment,
       AD No. 00-18, Series A, Daily VRDN and Put, 1.70%, 9/02/26 ......         23,700,000         23,700,000
       AD No. 87-8, Daily VRDN and Put, 1.70%, 9/02/24 .................          1,500,000          1,500,000
       AD No. 93-14, Daily VRDN and Put, 1.80%, 9/02/25 ................          4,600,000          4,600,000
       AD No. 97-16, Daily VRDN and Put, 1.70%, 9/02/22 ................         12,406,000         12,406,000
(a)Irvine Ranch Public Facilities and Infrastructure Authority
     Lease Revenue, Capital Improvement Project, Weekly VRDN and
     Put, 1.50%, 11/01/10 ..............................................          4,200,000          4,200,000
(a)Irvine Ranch Water District COP, Capital Improvement Project,
     Daily VRDN and Put, 1.80%, 8/01/16 ................................          7,900,000          7,900,000
(a)Irvine Ranch Water District GO,
       Nos. 105, 140, 240 and 250, Daily VRDN and Put, 1.80%, 1/01/21 ..          1,300,000          1,300,000
       Refunding, Series B, Daily VRDN and Put, 1.75%, 8/01/09 .........          7,400,000          7,400,000
(a)Irvine Ranch Water District Revenue,
       Consolidated Bonds, Refunding, Series B, Daily VRDN and Put,
        1.75%, 10/01/09 ................................................          2,300,000          2,300,000
       Consolidated Refunding Series A, Daily VRDN and Put, 1.53%,
        5/01/09 ........................................................          2,065,000          2,065,000

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                 PRINCIPAL
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                         AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
(a)Irvine Ranch Water District Revenue, (cont.)
      ID No. 282, Series A, Daily VRDN and Put, 1.80%, 11/15/13 ........        $ 1,000,000        $ 1,000,000
      Joint Powers Agency, Consolidated Bonds, DATES, Series C, Daily
       VRDN and Put, 1.70%, 10/01/10 ...................................          7,000,000          7,000,000
(a)Kern County COP, Kern Public Facilities Project, Series A, Weekly
    VRDN and Put, 1.40%, 8/01/06 .......................................          1,300,000          1,300,000
(a)Livermore Housing Authority MFR, Richards Manor, Refunding, Series A,
    Weekly VRDN and Put, 1.55%, 12/01/22 ...............................          5,370,000          5,370,000
(a)Los Angeles County MTA, Sales Tax Revenue, Proposition C, Refunding,
    Second Series A, MBIA Insured, Weekly VRDN and Put, 1.40%, 7/01/20 .          6,000,000          6,000,000
(a)Los Angeles County Pension Obligation Revenue, Refunding,
      Series A, AMBAC Insured, Weekly VRDN and Put, 1.35%, 6/30/07 .....          2,400,000          2,400,000
      Series B, Weekly VRDN and Put, 1.35%, 6/30/07 ....................          5,900,000          5,900,000
   Los Angeles County Schools Pooled Financing Program COP, Pooled
    Transportation, Series A, FSA Insured, 3.50%, 7/01/02 ..............          5,000,000          5,019,791
   Los Angeles County TRAN, 3.75%, 6/28/02 .............................         30,000,000         30,166,122
(a)Los Angeles County Transportation Commission Sales Tax Revenue,
    Refunding, Weekly VRDN and Put, 1.35%, 7/01/12 .....................         12,000,000         12,000,000
(a)Los Angeles CRDA, COP, Baldwin Hill Park, Weekly VRDN and Put,
    1.42%, 12/01/14 ....................................................          1,000,000          1,000,000
   Los Angeles Department of Water and Power Electric Plant Revenue
    TECP, 2.00%, 2/01/02 ...............................................          5,000,000          5,000,000
(a)Los Angeles MFR, Casden Project, Series K, Weekly VRDN and Put,
    1.05%, 7/01/10 .....................................................          3,050,000          3,050,000
(a)Metropolitan Water District Southern California Waterworks Revenue,
      Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 1.35%,
       6/01/23 .........................................................          7,575,000          7,575,000
      Refunding, Series B-1, Daily VRDN and Put, 1.65%, 7/01/35 ........          7,000,000          7,000,000
      Series B-4, Weekly VRDN and Put, 1.35%, 7/01/35 ..................          5,000,000          5,000,000
      Series C, Weekly VRDN and Put, 1.40%, 7/01/28 ....................         13,200,000         13,200,000
(a)Monterey County IDA, IDR, VPS Company Inc. Project, Series A,
    Weekly VRDN and Put, 1.50%, 9/01/20 ................................          4,180,000          4,180,000
(a)M-S-R Public Power Agency San Juan Project Revenue, sub. lien,
    Refunding, Series D, Weekly VRDN and Put, MBIA Insured, 1.50%,
    7/01/18 ............................................................          7,600,000          7,600,000
(a)Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 1.50%,
    12/01/15 ...........................................................          6,900,000          6,900,000
(a)Orange County Apartment Development Revenue, Wood Canyon Villas,
    Refunding, Issue E, Weekly VRDN and Put, 1.45%, 8/15/31 ............          5,000,000          5,000,000
(a)Orange County Sanitation Districts COP, Refunding,
      Series A, Daily VRDN and Put, 1.70%, 8/01/04 .....................          1,100,000          1,100,000
      Series A, Daily VRDN and Put, 1.70%, 8/01/29 .....................          8,600,000          8,600,000
      Series B, Daily VRDN and Put, 1.70%, 8/01/30 .....................          8,800,000          8,800,000
(a)Pajaro Valley USD, COP, School Facility Bridge Funding Program,
    Weekly VRDN and Put, 1.50%, 9/01/31 ................................          5,400,000          5,400,000
(a)Palmdale School District COP, Building Project, FSA Insured, Weekly
    VRDN and Put, 1.50%, 9/01/13 .......................................          4,000,000          4,000,000
(a)Pico Rivera RDA, COP, Weekly VRDN and Put, 1.45%, 12/01/10 ..........          1,500,000          1,500,000
(a)Pleasanton MFMR, Valley Plaza, Series A, Weekly VRDN and Put,
    1.40%, 7/15/18 .....................................................             60,000             60,000
   Puerto Rico Commonwealth Highway and Transportation Authority
    Highway Revenue,
      Series T, Pre-Refunded on 7/01/02, 6.625%, 7/01/18 ...............          2,065,000          2,135,784
      Series Y, MBIA Insured, 6.00%, 7/01/02 ...........................          3,410,000          3,466,017
(a)Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower
    Medical Center, Series A, Daily VRDN and Put, 1.65%, 1/01/26 .......          8,000,000          8,000,000
(a)Redwood City COP, City Hall Project, Weekly VRDN and Put, 1.55%,
    7/01/21 ............................................................          2,400,000          2,400,000
(a)Riverside County COP, Riverside County Public Facility, ACES,
    Series C, Weekly VRDN and Put, 1.45%, 12/01/15 .....................          3,800,000          3,800,000
(a)Sacramento County COP, Administration Center and Courthouse Project,
    Weekly VRDN and Put, 1.50%, 6/01/20 ................................         13,005,000         13,005,000
(a)Sacramento County Sanitation District Financing Authority Revenue,
    Series C, Weekly VRDN and Put, 1.40%, 12/01/30 .....................         13,600,000         13,600,000
   San Bernardino County Transportation Authority Sales Tax Revenue,
    Series A, AMBAC Insured, 5.00%, 3/01/02 ............................          6,930,000          6,954,002
(a)San Diego County MFHR, Country Hills, Series A, Weekly VRDN and Put,
    1.40%, 8/15/13 .....................................................          3,175,000          3,175,000

FRANKLIN CALIFORNIA TAX-FREE TRUST

                                                                                 PRINCIPAL
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                          AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
   San Diego County & School District Partnership TRAN, 3.50%, 6/28/02 ..       $ 20,000,000        $ 20,080,693
   San Diego County Water Authority TECP, 1.20%, 3/08/02 ................         10,500,000          10,500,000
(a)San Diego Housing Authority MFHR,
        La Cima Apartments, Series K, Weekly VRDN and Put, 1.35%,
         12/01/22 .......................................................          5,000,000           5,000,000
        Nobel Courts, Weekly VRDN and Put, 1.35%, 12/01/22 ..............         29,000,000          29,000,000
(a)San Diego MFHR, University Town Center Apartments, Refunding,
    Weekly VRDN and Put, 1.55%, 10/01/15 ................................          4,900,000           4,900,000
(a)San Dimas RDA, Commercial Development Revenue, San Dimas Commercial
    Center, Monthly VRDN and Put, 1.90%, 12/01/13 .......................            900,000             900,000
(a)San Francisco City and County RDA, MFR, Refunding, Fillmore Center,
    Series B-2, Weekly VRDN and Put, 1.54%, 12/01/17 ....................          1,000,000           1,000,000
   San Gabriel Valley Council of Governments TECP, 2.50%, 2/08/02 .......          7,500,000           7,500,000
   San Joaquin Hills Transit Corridor Agency Toll TECP, 1.60%, 6/05/02 ..         12,600,000          12,600,000
(a)San Jose-Santa Clara Water Financing Authority Sewer Revenue,
    Series B, FGIC Insured, Weekly VRDN and Put, 1.35%, 11/15/11 ........          1,200,000           1,200,000
(a)San Mateo County MFHR, Pacific Oaks Apartment Project, Series A,
    Weekly VRDN and Put, 1.55%, 7/01/17 .................................          2,950,000           2,950,000
(a)Santa Ana Housing Authority MFHR, Vintage Apartments, Refunding,
    Series A, Weekly VRDN and Put, 1.45%, 12/01/22 ......................          4,650,000           4,650,000
(a)Santa Clara County Financing Authority Lease Revenue, Valley
    Medical Center Facilities Replacement Project, Series B, Weekly
    VRDN and Put, 1.65%, 11/15/25 .......................................          5,125,000           5,125,000
(a)Santa Clara County Housing Authority MFHR, Benton Park Central
    Apartments, Refunding, Series A, Weekly VRDN and Put, 1.50%, 12/15/25          5,000,000           5,000,000
(a)South San Francisco MFHR, Magnolia Plaza Apartments, Series A, Weekly
    VRDN and Put, 1.55%, 5/01/17 ........................................            500,000             500,000
   Southern California Public Power Authority Power Project Revenue,
    Palo Verde Project,
     (a)Refunding, Series B, AMBAC Insured, Weekly VRDN and Put,
         1.35%, 7/01/09 .................................................          2,000,000           2,000,000
     (a)Refunding, Series C, AMBAC Insured, Weekly VRDN and Put,
         1.35%, 7/01/17 .................................................          5,800,000           5,800,000
        Series C, AMBAC Insured, Pre-Refunded on 7/01/02, 5.75%, 7/01/17           1,200,000           1,217,958
(a)Southern California Public Power Authority Transmission Project
    Revenue, Southern Transmission, Refunding,
        AMBAC Insured, Weekly VRDN and Put, 1.35%, 7/01/19 ..............         26,800,000          26,800,000
        Series B, FSA Insured, Weekly VRDN and Put, 1.40%, 7/01/23 ......          6,600,000           6,600,000
(a)Suisun City Housing Authority MFR, Village Green, Series A, Weekly
    VRDN and Put, 1.40%, 6/15/18 ........................................          8,100,000           8,100,000
(a)Tustin 1915 Act, Reassessment District No. 95-2, Series A, Daily
    VRDN and Put, 1.70%, 9/02/13 ........................................          9,500,000           9,500,000
(a)Upland CRDA, MFHR, Weekly VRDN and Put, 1.50%, 2/15/30 ...............          1,000,000           1,000,000
(a)Vallecitos Water District Revenue COP, Twin Oaks Reservoir Project,
    Weekly VRDN and Put, 1.40%, 7/01/30 .................................          2,600,000           2,600,000
(a)Vallejo City USD, COP, Capital Improvement Financing Projects,
    Series E, Weekly VRDN and Put, 1.40%, 7/01/25 .......................          2,500,000           2,500,000
(a)Watereuse Finance Authority Revenue, Weekly VRDN and Put, FSA
    Insured, 1.50%, 5/01/28 .............................................         19,500,000          19,500,000
(a)West Basin Municipal Water District Revenue COP,
        Phase III Recycled Water Project, Series A, Weekly VRDN and
         Put, 1.35%, 8/01/29 ............................................          4,200,000           4,200,000
        Recycled Water Project, Series C, Weekly VRDN and Put, 1.30%,
         8/01/27 ........................................................          1,900,000           1,900,000
(a)Western Riverside County Regional Wastewater Authority Revenue,
    Regional Wastewater Treatment, Daily VRDN and Put, 1.70%, 4/01/28 ...          3,400,000           3,400,000
                                                                                                    ------------
   TOTAL INVESTMENTS (COST $643,660,575) 99.3% ..........................                            643,660,575
   OTHER ASSETS, LESS LIABILITIES .7% ...................................                              4,709,718
                                                                                                    ------------
   NET ASSETS 100.0% ....................................................                           $648,370,293
                                                                                                    ============

See glossary of terms on page 59.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACES     - Adjustable Convertible Exempt Securities
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CHFCLP   - California Health Facilities Construction Loan Program
CIFP     - Capital Improvement Financing Program
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
DATES    - Demand Adjustable Tax-Exempt Securities
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFAR     - Housing Finance Authority/Agency Revenue
ID       - Improvement District
IDA      - Industrial Development Authority/Agency
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transportation Authority
MUD      - Municipal Utility District
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RAN      - Revenue Anticipation Notes
RDA      - Redevelopment Authority/Agency
RDAR     - Redevelopment Agency Revenue
RHF      - Retirement Housing Foundation
RMR      - Residential Mortgage Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
TECP     - Tax-Exempt Commercial Paper
TRAN     - Tax and Revenue Anticipation Notes
UHSD     - Unified High School District
USD      - Unified School District
VRDN     - Variable Rate Demand Notes

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)


                                                                   FRANKLIN              FRANKLIN CALIFORNIA              FRANKLIN
                                                                  CALIFORNIA              INTERMEDIATE-TERM              CALIFORNIA
                                                               INSURED TAX-FREE               TAX-FREE                   TAX-EXEMPT
                                                                  INCOME FUND                INCOME FUND                 MONEY FUND
                                                               ---------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost ............................................            $1,748,271,369               $276,658,924               $643,660,575
                                                               =====================================================================
   Value ...........................................             1,839,767,106                281,723,014                643,660,575
 Cash ..............................................                 1,016,612                  1,789,786                    283,103
 Receivables:
   Capital shares sold .............................                 2,554,455                    720,621                  4,907,002
   Interest ........................................                29,145,556                  3,503,990                  3,135,235
                                                               ---------------------------------------------------------------------
     Total assets ..................................             1,872,483,729                287,737,411                651,985,915
                                                               ---------------------------------------------------------------------
Liabilities:
 Payables:
   Capital shares redeemed .........................                 2,100,189                    538,119                  3,206,735
   Affiliates ......................................                 1,222,519                    184,396                    333,268
 Distributions to shareholders .....................                 2,902,909                    406,207                     38,684
 Other liabilities .................................                    41,103                      5,727                     36,935
                                                               ---------------------------------------------------------------------
     Total liabilities .............................                 6,266,720                  1,134,449                  3,615,622
                                                               ---------------------------------------------------------------------
        Net assets, at value .......................            $1,866,217,009               $286,602,962               $648,370,293
                                                               =====================================================================
Net assets consist of:
 Undistributed net investment income ...............                (1,628,098)                  (217,203)                        --
 Net unrealized appreciation .......................                91,495,737                  5,064,090                         --
 Accumulated net realized loss .....................               (18,882,674)                  (627,606)                        --
 Capital shares ....................................             1,795,232,044                282,383,681                648,370,293
                                                               ---------------------------------------------------------------------
        Net assets, at value .......................            $1,866,217,009               $286,602,962               $648,370,293
                                                               =====================================================================


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2001 (UNAUDITED)

                                                                                  FRANKLIN        FRANKLIN CALIFORNIA      FRANKLIN
                                                                                 CALIFORNIA        INTERMEDIATE-TERM      CALIFORNIA
                                                                              INSURED TAX-FREE         TAX-FREE           TAX-EXEMPT
                                                                                 INCOME FUND          INCOME FUND         MONEY FUND
                                                                              ------------------------------------------------------
CLASS A:
 Net assets, at value ...................................................     $1,726,746,517        $286,602,962        $648,370,293
                                                                              ======================================================
 Shares outstanding .....................................................        140,935,268          25,542,760         648,370,293
                                                                              ======================================================
 Net asset value per share* .............................................     $        12.25        $      11.22        $       1.00
                                                                              ======================================================
 Maximum offering price per share
  (net asset value per share / 95.75%, 97.75% and 100%, respectively) ...     $        12.79        $      11.48        $       1.00
                                                                              ======================================================
CLASS B:
 Net assets, at value ...................................................     $   41,374,373
                                                                              ==============
 Shares outstanding .....................................................          3,364,997
                                                                              ==============
 Net asset value and maximum offering price per share* ..................     $        12.30
                                                                              ==============
CLASS C:
 Net assets, at value ...................................................     $   98,096,119
                                                                              ==============
 Shares outstanding .....................................................          7,947,280
                                                                              ==============
 Net asset value per share* .............................................     $        12.34
                                                                              ==============
 Maximum offering price per share
  (net asset value per share / 99%) .....................................     $        12.46
                                                                              ==============

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)


                                                                               FRANKLIN        FRANKLIN CALIFORNIA        FRANKLIN
                                                                              CALIFORNIA        INTERMEDIATE-TERM        CALIFORNIA
                                                                           INSURED TAX-FREE          TAX-FREE            TAX-EXEMPT
                                                                              INCOME FUND           INCOME FUND          MONEY FUND
                                                                           ---------------------------------------------------------
Investment income:
 Interest .............................................................       $49,241,167           $ 6,120,405          $ 7,008,873
                                                                           ---------------------------------------------------------
Expenses:
 Management fees (Note 3) .............................................         4,304,358               707,606            1,686,494
 Distribution fees (Note 3)
   Class A ............................................................           824,596               128,129                   --
   Class B ............................................................           104,160                    --                   --
   Class C ............................................................           293,489                    --                   --
 Transfer agent fees (Note 3) .........................................           302,658                40,475              207,000
 Custodian fees .......................................................             8,790                 1,117                3,600
 Reports to shareholders ..............................................            22,987                 4,712               15,979
 Registration and filing fees .........................................             6,920                 3,705                3,262
 Professional fees ....................................................            16,624                 7,673               11,022
 Trustees' fees and expenses ..........................................            20,177                 2,649                9,912
 Other ................................................................            31,551                15,798                3,029
                                                                           ---------------------------------------------------------
      Total expenses ..................................................         5,936,310               911,864            1,940,298
      Expenses waived/paid by affiliate (Note 3) ......................                --               (45,762)                  --
                                                                           ---------------------------------------------------------
        Net expenses ..................................................         5,936,310               866,102            1,940,298
                                                                           ---------------------------------------------------------
          Net investment income .......................................        43,304,857             5,254,303            5,068,575
                                                                           ---------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ...................................         2,767,757                71,603                   --
 Net unrealized appreciation (depreciation) on investments ............         9,334,251            (1,423,707)                  --
                                                                           ---------------------------------------------------------
Net realized and unrealized gain (loss) ...............................        12,102,008            (1,352,104)                  --
                                                                           ---------------------------------------------------------
Net increase in net assets resulting from operations ..................       $55,406,865           $ 3,902,199          $ 5,068,575
                                                                           =========================================================


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 2001


                                                        FRANKLIN CALIFORNIA INSURED          FRANKLIN CALIFORNIA INTERMEDIATE-TERM
                                                             TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                    --------------------------------------------------------------------------------
                                                       SIX MONTHS               YEAR            SIX MONTHS                YEAR
                                                          ENDED                 ENDED               ENDED                 ENDED
                                                    DECEMBER 31, 2001       JUNE 30, 2001     DECEMBER 31, 2001      JUNE 30, 2001
                                                    --------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .......................      $   43,304,857       $   84,590,185         $  5,254,303         $  9,543,292
   Net realized gain (loss) from investments ...           2,767,757              458,033               71,603             (185,907)
   Net unrealized appreciation (depreciation)
    on investments .............................           9,334,251           55,246,238           (1,423,707)           6,253,810
                                                    --------------------------------------------------------------------------------
     Net increase in net assets resulting
      from operations ..........................          55,406,865          140,294,456            3,902,199           15,611,195
 Distributions to shareholders from:
   Net investment income:
    Class A ....................................         (41,940,131)         (80,363,133)          (5,714,641)          (9,621,998)
    Class B ....................................            (667,203)            (341,660)                  --                   --
    Class C ....................................          (1,910,668)          (3,143,725)                  --                   --
                                                    --------------------------------------------------------------------------------
 Total distributions to shareholders ...........         (44,518,002)         (83,848,518)          (5,714,641)          (9,621,998)
 Capital share transactions: (Note 2)
    Class A ....................................          50,465,999           52,618,488           64,259,520           31,287,119
    Class B ....................................          20,571,642           19,010,866                   --                   --
    Class C ....................................          17,980,532           10,098,804                   --                   --
                                                    --------------------------------------------------------------------------------
 Total capital share transactions ..............          89,018,173           81,728,158           64,259,520           31,287,119
     Net increase in net assets ................          99,907,036          138,174,096           62,447,078           37,276,316
Net assets:
 Beginning of period ...........................       1,766,309,973        1,628,135,877          224,155,884          186,879,568
                                                    --------------------------------------------------------------------------------
 End of period .................................      $1,866,217,009       $1,766,309,973         $286,602,962         $224,155,884
                                                     ===============================================================================
Undistributed net investment income included
 in net assets:
  End of period ................................      $   (1,628,098)      $     (882,268)        $   (217,203)        $    201,137
                                                     ===============================================================================


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 2001


                                                                                                        FRANKLIN CALIFORNIA
                                                                                                       TAX-EXEMPT MONEY FUND
                                                                                                ------------------------------------
                                                                                                   SIX MONTHS             YEAR
                                                                                                      ENDED              ENDED
                                                                                                DECEMBER 31, 2001    JUNE 30, 2001
                                                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ....................................................................     $  5,068,575       $ 19,341,575
   Net realized gain from investments .......................................................               --              3,835
                                                                                                ------------------------------------
        Net increase in net assets resulting from operations ................................        5,068,575         19,345,410
 Distributions to shareholders from net investment income ...................................       (5,068,575)       (19,345,410)*
 Capital share transactions (Note 2) ........................................................      (63,418,444)        14,985,438
                                                                                                ------------------------------------
        Net increase (decrease) in net assets ...............................................      (63,418,444)        14,985,438
Net assets (there is no undistributed net investment income at beginning or end of period):
 Beginning of period ......................................................................        711,788,737        696,803,299
                                                                                                ------------------------------------
 End of period ............................................................................       $648,370,293       $711,788,737
                                                                                                ====================================




* Distributions were increase by net realized gains from security transactions of $3,835.


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund). The Funds' investment objectives are to provide a high level of current income exempt from federal and California personal income taxes, while seeking preservation of capital. The Franklin California Tax-Exempt Money Fund (Money
Fund) also seeks liquidity in its investments.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. For the Franklin California Insured Tax-Free Income Fund (Insured Fund) and the Intermediate-Term Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Money Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

d. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Insured Fund are secured by collateral guaranteed by an agency of the U.S. government.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INSURANCE (CONT.)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. Prior to December 31, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

                                                   INSURED         INTERMEDIATE-
                                                     FUND            TERM FUND
                                                   -----------------------------
Increase in cost of Investment .............       $467,315          $41,998

The effect of this change for the period ended December 31, 2001 was as listed below:

                                                                   INTERMEDIATE-
                                                   INSURED FUND      TERM FUND
                                                   -----------------------------
Increase in net investment income ..........         $ 77,078          $ 4,982
Decrease in unrealized gains ...............         $(56,700)         $(4,982)
Decrease in realized gains .................         $(20,378)              --

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

          CLASS A                               CLASS A, CLASS B & CLASS C
          ----------------------------------------------------------------
          Intermediate-Term Fund                 Insured Fund

          Money Fund

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At December 31, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                                  INSURED FUND                     INTERMEDIATE-TERM FUND            MONEY FUND
                                         ------------------------------------------------------------------------------------------
                                            SHARES           AMOUNT               SHARES            AMOUNT             AMOUNT
                                         ------------------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended December 31, 2001
 Shares sold .....................         9,649,863      $ 119,804,709          7,568,570      $ 86,425,399      $ 380,163,754
 Shares issued in reinvestment of
  distributions ..................         1,451,321         18,003,344            268,675         3,059,809          5,099,090
 Shares redeemed .................        (7,034,752)       (87,342,054)        (2,213,286)      (25,225,688)      (448,681,288)
                                         ------------------------------------------------------------------------------------------
 Net increase (decrease) .........         4,066,432      $  50,465,999          5,623,959      $ 64,259,520      $ (63,418,444)
                                         ==========================================================================================
Year ended June 30, 2001
 Shares sold .....................        25,618,147      $ 310,896,160          6,399,761      $ 71,662,314      $ 940,289,497
 Shares issued in reinvestment of
  distributions ..................         2,853,726         34,629,219            471,351         5,277,753         19,359,771
 Shares redeemed .................       (24,180,095)      (292,906,891)        (4,069,402)      (45,652,948)      (944,663,830)
                                         ------------------------------------------------------------------------------------------
 Net increase ....................         4,291,778      $  52,618,488          2,801,710      $ 31,287,119      $  14,985,438
                                         ==========================================================================================
CLASS B SHARES:
Six months ended December 31, 2001
 Shares sold .....................         1,682,011      $  20,957,356
 Shares issued in reinvestment of
  distributions ..................            33,195            413,177
 Shares redeemed .................           (64,572)          (798,891)
                                         -------------------------------
 Net increase ....................         1,650,634      $  20,571,642
                                         ===============================
Year ended June 30, 2001
 Shares sold .....................         1,597,953      $  19,542,636
 Shares issued in reinvestment of
  distributions ..................            17,185            210,200
 Shares redeemed .................           (60,736)          (741,970)
                                         -------------------------------
 Net increase ....................         1,554,402      $  19,010,866
                                         ===============================
CLASS C SHARES:
Six months ended December 31, 2001
 Shares sold .....................         1,928,083      $  24,133,220
 Shares issued in reinvestment of
  distributions ..................            86,223          1,077,370
 Shares redeemed .................          (577,738)        (7,230,058)
                                         -------------------------------
 Net increase ....................         1,436,568      $  17,980,532
                                         ===============================
Year ended June 30, 2001
 Shares sold .....................         1,796,967      $  22,064,852
 Shares issued in reinvestment of
  distributions ..................           154,741          1,891,288
 Shares redeemed .................        (1,133,543)       (13,857,336)
                                         -------------------------------
 Net increase ....................           818,165      $  10,098,804
                                         ===============================

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or trustees of the following entities:

          ENTITY                                                              AFFILIATION
          ------------------------------------------------------------------------------------------
          Franklin Advisers, Inc. (Advisers)                                  Investment manager
          Franklin Templeton Services, LLC (FT Services)                      Administration manager
          Franklin/Templeton Investor Services, LLC (Investor Services)       Transfer agent
          Franklin/Templeton Distributors, Inc. (Distributors)                Principal underwriter

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

           ANNUALIZED
            FEE RATE         NET ASSETS
           ---------------------------------------------------------------------
              .625%          First $100 million
              .500%          Over $100 million, up to and including $250 million
              .450%          In excess of $250 million

For the Intermediate-Term Fund, Advisers agreed in advance to waive management fees through September 30, 2001, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets, and the Insured Fund reimburses Distributors up to ..10%, .65% and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                       INTERMEDIATE-
                                         INSURED FUND    TERM FUND    MONEY FUND
                                         ---------------------------------------
Net commissions paid .................     $961,048       $176,733         --
Contingent deferred sales charges ....     $ 41,318       $  7,234    $35,125

The Funds paid transfer agent fees of $550,133, of which $355,467 was paid to Investor Services.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES

At June 30, 2001, the Funds had tax basis capital losses of which may be carried over to offset future capital gains. Such losses expire as follows:

                                          INSURED      INTERMEDIATE-      MONEY
                                           FUND          TERM FUND        FUND
                                        ----------------------------------------
          Capital loss carryovers
           expiring in:
            2003 ................       $        --        $102,640     $14,563
            2005 ................                --              --       1,444
            2006 ................                --              --       9,957
            2007 ................                --              --       4,593
            2008 ................        13,879,097          90,667       9,293
            2009 ................         7,452,092         321,166      21,840
                                        ----------------------------------------
                                        $21,331,189        $514,473     $61,690
                                        ========================================

At June 30, 2001, the Intermediate-Term Fund had deferred capital losses occurring subsequent to October 31, 2000 of $184,736. For tax purposes, such losses will be reflected in the year ending June 30, 2002.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions and bond discounts for book and tax purposes.

Net realized capital gains differ for financial statements and tax purposes primarily due to differing treatment of wash sales and bond discounts.

At December 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                 INTERMEDIATE-
                                           INSURED FUND            TERM FUND
                                         ---------------------------------------
Investments at cost ..............       $1,748,066,595         $276,611,944
                                         =======================================
Unrealized appreciation ..........       $   99,903,152         $  7,201,468
Unrealized depreciation ..........           (8,202,641)          (2,090,398)
                                         ---------------------------------------
Net unrealized appreciation ......       $   91,700,511         $  5,111,070
                                         =======================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 were as follows:

                                                                   INTERMEDIATE-
                                           INSURED FUND              TERM FUND
                                           -------------------------------------
       Purchases ....................      $238,899,323            $62,928,140
       Sales ........................      $153,585,402            $10,214,350


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